                          MML Series Investment Fund
                               Table of Contents
                                                                           Page
                                                                           ----
To Our Shareholders .....................................................   2-7

Statement of Assets and Liabilities as of December 31, 1997 .............     8

       MML Equity Fund
       MML Money Market Fund
       MML Managed Bond Fund
       MML Blend Fund

Statement of Operations For the Year Ended December 31, 1997 ............     9

       MML Equity Fund
       MML Money Market Fund
       MML Managed Bond Fund
       MML Blend Fund

Statement of Changes in Net Assets For the Years Ended
  December 31, 1997 and 1996 ............................................    10

       MML Equity Fund
       MML Money Market Fund
       MML Managed Bond Fund
       MML Blend Fund

Financial Highlights

       MML Equity Fund ..................................................    11
       MML Money Market Fund ............................................    11
       MML Managed Bond Fund ............................................    12
       MML Blend Fund ...................................................    13

Schedule of Investments as of December 31, 1997

       MML Equity Fund .................................................. 14-15
       MML Money Market Fund ............................................    16
       MML Managed Bond Fund ............................................ 17-19
       MML Blend Fund ................................................... 20-25

Notes to Financial Statements ........................................... 26-28

Report of Independent Accountants .......................................    29

MML Series Investment Fund

To Our Shareholders

More Positive News From The U.S.

As we begin 1998, the U.S. economy appears to be embarking on its eighth consecutive year of expansion. By almost any measure, 1997 was a solidly good year. Consumption was up, consumer confidence reached a 28-year high, unemployment hit a 24-year low, gains were made in personal income and corporate profits, housing starts and new and existing housing sales were up, and the Federal budget deficit was reduced to a point where 1998 may even see a small surplus.

All of this happened against a backdrop of declining price pressures fueling debate over the relevance of the Phillips Curve, which is the historical model suggesting that economic growth will eventually breed inflation. Inflation measured by the Consumer Price Index remained below two percent, down from 1996 levels, and both the Producer Price Index and commodities prices dropped. Without inflationary pressures, the Federal Reserve, which had raised interest rates by 25 basis points in March, did not take action again for the remainder of the year, and interest rates consequently declined.

Against Uncertainty From Overseas

Working counter to the forces supporting the domestic economy over the past year was the financial breakdown in the Pacific Rim. After years of overinvestment, weak infrastructure and poor economic policy, high-flying markets including South Korea, Thailand and Indonesia suffered tremendous losses during the second half of 1997.

The problems these economies face are deep and far-reaching, and recognition of this fact has caused turmoil in markets throughout the world. Japan, which has fiscal problems of its own, is a close trading partner to much of the rest of Southeast Asia and will be impacted by weakness there. The U.S. has seen effects of the Asian crisis on a number of levels. The uncertainty created by the Asian crisis added volatility to an already nervous stock market, precipitating a one day drop in the Dow Jones Industrial Average of over 500 points in late October. A flight to quality in the currency markets bolstered the U.S. dollar, making American exports expensive in overseas markets and potentially increasing the trade deficit. Domestic firms that rely on sales to Asian markets may see profits come under pressure as orders decline, and competitive price pressures from Asian exporters may impact the ability for companies to raise prices on a global basis.

Strength Overcame Volatility in Stocks

Even though the U.S. stock market increased in volatility, it turned in impressive results for the year. As of December 31, 1997, the S&P 500 was up 33.37%, the Dow Jones Industrial Average increased 24.93%, the NASDAQ was up 21.63% and the Russell 2000 earned 22.36%.

Because of the uncertainty inherent in a market that's enjoyed such a tremendous three-year advance, plus the concerns that arose from the Asian markets' problems, it was large cap growth stocks that benefited most during the year. These companies, which are well-represented in indices like the S&P 500, were part of a `flight to quality' that the market experienced over the course of the year. They are companies that are large enough to endure competitive pressures, and due to their large capitalization, their stocks are very liquid.

A Profitable Year For Bonds

The bond market also advanced during 1997. After the Federal Reserve's March tightening, rates began to decline, and bonds rallied as a result. During the second half of the year, investors moved into bonds as a safe haven from stock market volatility. Rates declined and the yield curve flattened.

Toward the end of the year, bonds paying higher yields than Treasuries seemed to offer the best opportunities. For the first time in quite a while, there was some risk premium available in moving lower in quality.

Strategic Positioning For The Future

We expect the positive economic factors that determined 1997's market to outweigh Asian concerns as 1998 continues. While the situation in the Far East is dominating current market psychology, the International Monetary Fund is assembling both the personnel and the financing necessary to begin restoring investor confidence and economic stability to the region. If that takes hold, domestic factors should begin to take precedence again. All things considered, we expect another year of economic growth, but at less vigorous levels than what we've seen recently.

In any event, recent volatility reminds us of the need to be paid for taking risk. In this environment, we believe that research, selectivity and a value orientation will separate winners from losers in both the stock and bond markets. MassMutual's strategic focus on identifying value in the markets has been tested over time. Our managers are experienced and talented, and supported by a team of in-house researchers and analysts. All told, we should be well positioned to act on the opportunities the coming year presents.

                                                   /s/ Stuart H. Reese
                                                   Stuart H. Reese
                                                   President
                                                   MML Series Investment Fund

January 30, 1998

MML EQUITY FUND

How did the Fund perform over the past year?

The Fund did quite well over the year with a 28.59% return, which surpasses both the long-term average for stocks* and the results of many other value managers. However, the Fund lagged the performance of the S&P 500 index, which had a return of 33.37%, an exceptional gain of over 30% for the second time in the past three years. The S&P 500 has changed in composition over the past several years, with a much higher component of technology stocks and large capitalization growth stocks which strongly influence the performance of the index. The past year saw strong gains in these groups, causing the index to exceed the results of most active managers. As a value manager, we consider many of these favored companies as too expensive, with price-earnings ratios at substantial premiums to the average stock. Such high valuations represent risk to investors in the event that the companies fall short of expectations. Our focus on high quality companies selling at more modest valuations should enable the Fund to compare well with index returns over the full market cycle.

How did the stock market perform over the course of the year?

The market has been remarkably strong over the past three years - in fact we haven't had three consecutive years this buoyant in decades. This hospitable market environment benefited from a continued economic expansion without the obvious excesses of past cycles, stable to declining interest rates, high labor productivity, healthy corporate profits, and a clear focus on shareholder value on the part of corporate boards and management.

On closer inspection, the first quarter of the year was somewhat weak due to an increase in interest rates. From there, the market came roaring back in the second quarter and through September. Problems in Asian markets caused a difficult October, including a sharp one-day selloff that interrupted trading. The market recovered after October, showed strength in December and finished the year close to the all-time high. Still, the perception of increased risk and volatility is now firmly in place.

How did your strategy work during this environment?

Our healthcare holdings were among our best performers for the year. Bristol-Myers, our largest single holding, doubled the performance of the broad market for the period. Its excellent product pipeline and aggressive marketing program are increasingly recognized by investors and suggest a favorable outlook for the coming year, as well.

While a conservative investment approach like ours can lag more aggressive styles in a powerful bull market, we held up better than most during the challenges of the fourth quarter. Some of our best performers during that period were electric utilities and telephone companies, two groups that did not participate earlier in the year. Their stable, domestically based earnings and ample dividends were appealing as the Asian situation unfolded. Pinnacle West, which serves the Phoenix area, was purchased mid-year, and performed well for the Fund.

The financial stocks in the portfolio achieved outstanding gains throughout the year. CoreStates Financial, the leading bank in the Philadelphia area, agreed to be acquired by First Union, and the Fund's holdings benefited accordingly. Other large gainers included Bank of New York, Comerica, and Norwest, all of which showed appreciation of 70% or more.

How are you currently positioning the portfolio?

We think selectivity will be the key to this year's market. In general, we're looking for companies with stable earnings streams, little or no exposure to Asia, and little import competition. Market valuation continues to be high, but low interest rates and declining inflation are encouraging signs. Growth in the economy and corporate profits are likely to be substantially lower than in recent years, and we have reduced our expectations accordingly. On the negative side, this country's competitive position has been weakened by the strong dollar, and import competition is likely to be fierce. This represents an unusually challenging period for capital equipment and commodity basic materials. Our emphasis will be on value added products which can retain their share of market.

Insurance companies may be particularly well positioned, as declining interest rates increase the value of their bond holdings. American General, a well-capitalized insurer with a focused management team, is a recent addition to the portfolio. Finally, well managed specialty chemical companies such as Air Products, a producer of industrial gases, and Englehard Corp., whose catalysts provide solutions to air quality problems, offer opportunity for the Fund.

What is your outlook as we enter 1998?

We expect the coming year's market to be challenging. There is still a fair amount of risk from the unfolding Asian financial situation, and market valuation continues to be high. Balancing these negatives is the fact that we can still find individual stocks offering both high quality and valuations which suggest sound returns over the long term. As always, we will focus on well financed companies with competitive advantages that can grow earnings at an attractive rate in the future. This strategy has generated strong returns with low volatility in the past and we expect continued success in the future.

* Based on annualized returns of the S&P 500 from 1926-1997.

MML MONEY MARKET FUND

How did the Fund perform over the past year?

The Fund has enjoyed another good year with a 5.18% return, outperforming Lipper Money Market Instrument Fund Average of 4.90% and keeping investors' purchasing power well ahead of inflation. Interest rates were favorable for investors focused on the shortest part of the fixed income spectrum this year and the Fund took advantage of the opportunities that were created.

How did your market change over the course of the year?

During the first half of the year, there was some concern in the fixed income markets that the Federal Reserve would raise interest rates to prevent economic growth from causing higher inflation. Rates did increase once, by 25 basis points, after the Federal Reserve's March meeting. In the second half, anticipation of further tightening dissipated. The Federal Reserve's policy makers met five times during the second half, but did not change rates at all, due in part to the fact that the rate of increase in the Consumer Price Index (inflation) was slowing, and that the Producer Price Index and commodity prices were actually falling. Another reason the Federal Reserve saw no need for action was the unraveling of the markets in Southeast Asia, a situation that could potentially slow the growth of the domestic economy.

Yields on bonds at the long end of maturities fell and prices rose as the year progressed as investors in search of quality looked to Treasuries. Rates at the short end where we are focused were already competitive, and remained relatively stable. We were positioned to do well within this type of environment.

What investment decisions worked best for the Fund during the year?

As a pure money market fund, MML Money market was obligated to invest in Tier 1 securities. A combination of commercial paper and agency discount notes optimized our performance in this high quality sector of the market. Our diversified portfolio continued to outperform our competitors in the Lipper Money Market Instrument Fund universe throughout the year.

Another advantage was the average life of our portfolio, a measure of the maturities of our holdings. Particularly during the second half of the year, when uncertainty in the broad markets sent investors searching for alternatives to stocks, demand at the short end of the fixed income market led to higher rates on new issuance. Beginning December with an average life slightly below the IBC/Donohue universe of 55 days, our portfolio took advantage of year-end rate increases, leaving us longer than our competitors at 61 days by year-end.

What is your current investment strategy?

Our agency holdings will continue to be assessed and replaced with higher-yielding Tier 1 commercial paper, as opportunities exist. As liquidity needs are met, the average life will be adjusted to align with the IBC/Donohue universe.

What is your outlook for the Fund as we move into 1998?

We think the outlook is strong. While we're not anticipating any major changes in interest rates, in the near term, we continue to watch economic and market data closely. In the current environment, money market securities are paying competitive rates, and that should continue as the year progresses. And until the depth of the Asian markets' difficulties are fully understood and corrective actions taken, we may benefit from the shift in demand from volatile market sectors in favor of safer, more predictable investments.

MML BOND FUND

How did the Fund perform over the past year?

The Fund performed very well for the year showing a return of 9.91%, slightly outpacing its benchmark, the Lehman Brothers Government/Corporate Bond Index, the Fund's benchmark, which had a return of 9.75 for the year. A major factor contributing to its performance was the overweighting of spread product, that is, product that offered incremental yield advantages to Treasuries.

Describe the investment climate over the past year.

The past year was another positive one for the U.S. economy. Continued growth without a serious threat from inflation caused interest rates to trend downward as the year progressed, making it a generally positive environment for the bond market as well.

During the first half of the year, the Federal Reserve's only policy move - a 25 basis point increase - occurred, creating price volatility, especially in Treasuries. Volatility proved temporary, however. During the second half, stock investors reacting to uncertainty from the Asian markets' difficulties moved to the relative safety of the Treasury bond market and their demand caused bond prices to rise. Coupled with a rise in short term rates, as central bankers liquidated their Treasury bill holdings, the yield curve flattened, that is, the differential between short and long rates narrowed. When Treasuries rallied, the yield spread between them and other categories of bonds with similar maturities widened, creating opportunities for the Fund.

What investment decisions benefited the portfolio most as the year progressed?

At year end our holdings of spread classes - including asset backed securities, agency bonds, mortgage backed securities as well as corporate bonds - represented over 85% of the Fund's assets.

Corporate bonds performed well during most of 1997 as corporate profitability improved. In the investment grade sector, BBB rated issues performed the best. Over half of our corporate holdings were invested in credits rated in the BBB category. Corporate bond spreads widened out late in the third quarter as the Asia crisis unfolded. We own one security, Korea Development Bank, which was directly impacted by the Asian crisis. This issue was purchased prior to the upheaval and its performance suffered for the remainder of the quarter. At roughly one-quarter of one percent of the portfolio, however, the bond's impact was minimal, and we expect it will do better as the International Monetary Fund works to get Asia back on its feet.

Asset backed securities offered us an interesting opportunity late in the year. The combination of spread-widening and an increase in supply led to some new investments in this sector. A new type of asset backed security was introduced in the fourth quarter. Rate reduction bonds issued by California utilities were priced at attractive levels relative to similarly structured asset backed credit card transactions.

How are you currently positioning the portfolio?

Assets under management have grown significantly over the course of the year. As we invest new cash, we continue to focus on those investment opportunities that offer us attractive yield advantages over Treasuries. Primarily because of concerns over the impact weakness in Asia may have on domestic corporations, corporate bonds are selling at significant yield advantages over Treasuries. We think corporates continue to offer compelling opportunity, but since Asia-related concerns are real, careful research into individual bonds is imperative.

The mortgage holdings of the Fund are either "well-seasoned" pass through issues, low coupon adjustable rates mortgages, or well-structured collateralized mortgage obligations. All of these types of mortgage backed obligations should perform well in 1998 if lower rates spur a refinancing wave.

What is your outlook for the Fund heading into 1998?

1998 marks the eighth year of the current economic expansion, and many of the factors that have kept the economy positive - such as a 28 year high in consumer confidence, positive corporate earnings, low interest rates and low unemployment against a background of low to declining inflation - endure. However, new concerns have arisen as well. Foremost among these is the Asian crisis, which has the potential to slow growth here in the U.S. So while we continue to look upon the market favorably, the potential for changes in economic conditions exists, making research and close monitoring of credits and market activity important.

With interest rates likely to remain in a close trading range at least until the Asian markets improve, we think the outlook for both the Fund and the bond market is positive. While volatility in the stock market may continue to bolster bond prices, we expect that most of the returns from fixed income investments will be driven by income in the coming year. We believe our focus on yield and our analytical strength, as a firm should be a benefit to the Fund in that environment.

MML BLEND FUND

How did the Fund perform over the past year?

The Fund performed quite well for the year. We're pleased to report that our stock-picking strategy allowed us to actively participate in another very positive 12-month period for the equity market. For the year ended December 31, 1997, our return of 20.89% surpassed both the Lipper Analytical one-year average for balanced funds of 18.94%, and far exceeded the long-term average for the broad stock market*. The benefits of our balanced strategy were demonstrated further as the stock market became volatile toward the end of the year. During the fourth quarter, which was negative for stocks, the income and price appreciation we garnered from our fixed income holdings allowed us to continue to report positive results.

Within your stock holdings, what types of investments were strongest over the period?

Within stocks, our healthcare holdings were our best performers for the year. Bristol-Myers, our largest single holding, doubled the performance of the broad market for the period. Its excellent product development pipeline and aggressive marketing program caught investors' attention, and that drove the stock to new highs.

Insurance companies have also been strong. Since they tend to own significant bond portfolios, they do well in periods of declining interest rates. American General is a well-capitalized insurer in a steady growth business with a focused and capable management and it's been a good holding for us for the year.

In basic industries, well-managed chemical companies benefited the Fund. Two examples were Air Products, a distributor of industrial gases, and Englehard, a firm providing technological solutions to air quality issues.

Some of our best performers during the turbulent fourth quarter were electric utilities and telephone companies, up roughly 10 percent as a group during a down quarter for the broad market. Pinnacle West, a Phoenix-based electric utility has been a strong performer for us, as has Tampa-based Teco. We feel both of these companies offer stable earnings and good dividends at reasonable valuations.

What was your fixed income strategy, and how did it benefit the Fund?

Over the year, we held roughly equivalent portions of bonds and cash, and both have served the portfolio well. In bonds, we were focused primarily on AA rated corporate issues, followed by mortgage-backed securities and Treasuries. Most classes of bonds have performed well, especially during the second half, when yields declined on fears about the depth of the Asian financial troubles. Price appreciation resulted from declining rates and then combined with coupon income to make bonds an excellent investment this year.

We also strategically increased our holdings of cash and short-term debt instruments this period because of a relatively flat yield curve. When the yield curve flattens, the yield advantage investors earn by owning longer maturity, more interest rate sensitive bonds diminishes. Over the past year, we found we could earn competitive income from short-maturity investments and reduce risk at the same time.

How are you currently positioning the portfolio and why?

We're very comfortable with the current sector allocation of the portfolio, so we're not planning on making any significant changes at this time. At year-end, the Fund was roughly 61 percent invested in stocks, 19 percent in bonds and 20 percent in cash. The overweighting in stocks has been a plus, and we expect that to continue for the coming year. Additionally our fixed income holdings should continue to help temper any volatility from the stock portion by providing an income cushion. Within each of the portfolio's components, we will continue to use first-hand analysis and intensive research to identify the stock and bond investments we believe represent the best opportunities for the Fund.

What is your outlook for the Fund as we move into 1998?

We think this will be another good year. The economy continues to show signs of strength. Consumer confidence is at 28-year high, corporations continue to be well-managed and profitable, inflation is in decline from an already low level and interest rates are low and fairly stable. We believe these facts bode well for the stock market, though volatility may continue due to a combination of high valuations and financial instability in the Pacific Rim. On the bond side, we expect returns to come primarily from income after last year's rally, but for the market to remain positive. If the Federal Reserve begins to fear an economic slowdown either as fallout from Asia or as a natural part of the economic cycle, however, rates could decline further. Should that happen, we'd expect even more strength in the bond sector. Being invested in both markets has been the key to our strong long-term performance, and we'd expect that strategy will continue to serve the Fund well, allowing us to capture competitive returns without excessive exposure to risk.

*Based on annualized returns of the S&P 500 from 1926-1997.

MML Series Investment Fund

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1997

                                                                                               MML
                                                                             MML              Money
                                                                            Equity            Market
                                                                             Fund              Fund
                                                                            ------            ------
ASSETS
Investments at value (See Schedule of Investments)
 (Notes 2A, 2B and 5)
Equities (Identified cost: $1,510,449,497;
 $905,861,303 respectively) ........................................   $ 2,433,085,317    $            --
Bonds and notes (Identified cost: $188,206,960;
 $479,490,911 respectively) ........................................                --                 --
Short-term investments (Identified cost: $127,227,047; $141,970,432;
 $11,589,069; $535,623,717 respectively) ...........................       127,165,390        141,970,432
                                                                       ---------------    ---------------
 Total Investments .................................................     2,560,250,707        141,970,432
Cash ...............................................................         2,544,775              1,431
Receivable for investment securities sold ..........................         2,244,059                 --
Interest and dividends receivable ..................................         4,703,172                 --
Prepaid trustees' fees .............................................             1,697              1,119
                                                                       ---------------    ---------------
 Total assets ......................................................     2,569,744,410        141,972,982
                                                                       ---------------    ---------------

LIABILITIES
Payable for investment securities purchased ........................        13,448,674                 --
Dividends payable (Note 2C) ........................................       190,567,681            622,906
Investment management fee payable (Note 4) .........................         2,284,411            182,325
Accrued liabilities ................................................             2,367              2,366
                                                                       ---------------    ---------------
 Total liabilities .................................................       206,303,133            807,597
                                                                       ---------------    ---------------
NET ASSETS .........................................................   $ 2,363,441,277    $   141,165,385
                                                                       ===============    ===============

Net assets consist of:
Series shares (par value $.01 per share) (Note 6) ..................   $       666,826    $     1,411,654
Additional paid-in capital .........................................     1,440,195,104        139,753,731
Undistributed net investment income (Note 2C) ......................            16,996             13,560
Undistributed net realized gain (loss) on investments and
 forward commitments (Notes 2D and 3) ..............................           (11,812)           (13,560)
Net unrealized appreciation on:
 Investments (Note 2A) .............................................       922,574,163                 --
                                                                       ---------------    ---------------
NET ASSETS .........................................................   $ 2,363,441,277    $   141,165,385
                                                                       ===============    ===============
Outstanding series shares ..........................................        66,682,603        141,165,385
                                                                       ===============    ===============
Net asset value per share ..........................................   $         35.44    $          1.00
                                                                       ===============    ===============

                                                                             MML
                                                                           Managed               MML
                                                                             Bond               Blend
                                                                             Fund                Fund
                                                                            ------              ------
ASSETS
Investments at value (See Schedule of Investments)
 (Notes 2A, 2B and 5)
Equities (Identified cost: $1,510,449,497;
 $905,861,303 respectively) ........................................    $            --    $ 1,627,674,051
Bonds and notes (Identified cost: $188,206,960;
 $479,490,911 respectively) ........................................        194,654,685        498,446,432
Short-term investments (Identified cost: $127,227,047; $141,970,432;
 $11,589,069; $535,623,717 respectively) ...........................         11,589,069        535,498,736
                                                                        ---------------    ---------------
 Total Investments .................................................        206,243,754      2,661,619,219
Cash ...............................................................              3,085          1,343,844
Receivable for investment securities sold ..........................              1,712          1,599,511
Interest and dividends receivable ..................................          2,610,948         10,043,309
Prepaid trustees' fees .............................................              1,119              1,119
                                                                        ---------------    ---------------
 Total assets ......................................................        208,860,618      2,674,607,002
                                                                        ---------------    ---------------

LIABILITIES
Payable for investment securities purchased ........................                 --         15,073,387
Dividends payable (Note 2C) ........................................          3,301,236        185,296,953
Investment management fee payable (Note 4) .........................            241,109          2,406,805
Accrued liabilities ................................................              2,375              2,366
                                                                        ---------------    ---------------
 Total liabilities .................................................          3,544,720        202,779,511
                                                                        ---------------    ---------------
NET ASSETS .........................................................    $   205,315,898    $ 2,471,827,491
                                                                        ===============    ===============

Net assets consist of:
Series shares (par value $.01 per share) (Note 6) ..................    $       165,458    $     1,026,524
Additional paid-in capital .........................................        198,798,225      1,730,351,561
Undistributed net investment income (Note 2C) ......................            (96,215)           (53,700)
Undistributed net realized gain (loss) on investments and
 forward commitments (Notes 2D and 3) ..............................                705           (140,182)
Net unrealized appreciation on:
 Investments (Note 2A) .............................................          6,447,725        740,643,288
                                                                        ---------------    ---------------
NET ASSETS .........................................................    $   205,315,898    $ 2,471,827,491
                                                                        ===============    ===============
Outstanding series shares ..........................................         16,545,756        102,652,434
                                                                        ===============    ===============
Net asset value per share ..........................................    $         12.41    $         24.08
                                                                        ===============    ===============

                      See Notes to Financial Statements.

MML Series Investment Fund

STATEMENT OF OPERATIONS
For the Year Ended December 31, 1997


                                                                                MML            MML
                                                                 MML           Money          Managed          MML
                                                                Equity         Market          Bond           Blend
                                                                 Fund           Fund           Fund            Fund
                                                                ------         ------         ------          ------
Investment income (Note 2B)
Dividends ................................................   $ 47,216,639   $         --    $         --   $ 33,425,435
Interest .................................................      8,237,702      8,109,728      13,560,239     60,842,442
                                                             ------------   ------------    ------------   ------------
   Total Income ..........................................     55,454,341      8,109,728      13,560,239     94,267,877
                                                             ------------   ------------    ------------   ------------

Expenses
Investment management fee (Note 4) .......................      8,082,863        703,344         913,026      8,933,947
Audit fees ...............................................         29,401         20,420          26,211         32,262
Trustees' fees ...........................................         39,115         31,103          31,103         31,103
Other expenses ...........................................            658            534             534            626
                                                             ------------   ------------    ------------   ------------
   Total expenses ........................................      8,152,037        755,401         970,874      8,997,938
                                                             ------------   ------------    ------------   ------------
Net Investment income (Note 2C) ..........................     47,302,304      7,354,327      12,589,365     85,269,939
                                                             ------------   ------------    ------------   ------------

Net realized and unrealized gain (loss) on investments and
 forward commitments (Notes 2A, 2B and 2D)
Net realized gain (loss) on:
 Investments (Notes 2B and 2C) ...........................    143,291,447         (4,291)      1,090,224    162,877,142
 Forward commitments (Note 2D) ...........................             --             --              --          7,813
                                                             ------------   ------------    ------------   ------------
  Net realized gain (loss) ...............................    143,291,447         (4,291)      1,090,224    162,884,955
                                                             ------------   ------------    ------------   ------------
Change in net unrealized appreciation on:
 Investments (Note 2A) ...................................    347,666,835             --       4,682,106    209,063,714
 Forward commitments (Note 2D) ...........................             --             --              --          6,345
                                                            -------------   ------------    ------------   ------------
  Total change in net unrealized appreciation ............    347,666,835             --       4,682,106    209,070,059
                                                            -------------   ------------    ------------   ------------
Net gain (loss) ..........................................    490,958,282         (4,291)      5,772,330    371,955,014
                                                            -------------   ------------    ------------   ------------
Net increase in net assets resulting from operations .....  $ 538,260,586   $  7,350,036    $ 18,361,695   $457,224,953
                                                            =============   ============    ============   ============

                      See Notes to Financial Statements.

MML Series Investment Fund

STATEMENT OF CHANGES IN NET ASSETS
For the Years Ended December 31, 1997 and 1996

                                                                     1997
                                          -----------------------------------------------------------
                                                              MML             MML
                                                MML          Money          Managed          MML
                                               Equity        Market          Bond           Blend
                                                Fund          Fund           Fund           Fund
                                               ------        ------         -------         -----
Increase (decrease)
 in net assets
Operations:
Net investment income.................    $   47,302,304 $   7,354,327  $  12,589,365  $   85,269,939
Net realized gain (loss)
 on investments and
 forward commitments..................       143,291,447        (4,291)     1,090,224     162,884,955
Change in net unrealized
 appreciation/depreciation on
 investments and forward
 commitments..........................       347,666,835            --      4,682,106     209,070,059
                                          -------------- -------------  -------------  --------------

Net increase in net assets
 resulting from operations............       538,260,586     7,350,036     18,361,695     457,224,953
 Dividends to shareholders
  from: (Note 2C)
  Net investment income...............       (47,301,234)   (7,350,036)   (12,621,479)    (85,322,771)
  Net realized gains..................      (143,291,448)           --             --    (162,679,164)
 Net increase (decrease) in capital
   share transactions (Note 6)........       313,775,004    (4,065,657)    18,003,397     168,614,232
                                          -------------- -------------  -------------  --------------
  Total increase (decrease)...........       661,442,908    (4,065,657)    23,743,613     377,837,250

NET ASSETS, at beginning
 of the year..........................     1,701,998,369   145,231,042    181,572,285   2,093,990,240
                                          -------------- -------------  -------------  --------------

NET ASSETS, at end
 of the year..........................    $2,363,441,277 $ 141,165,385  $ 205,315,898  $2,471,827,491
                                          ============== =============  =============  ==============

Undistributed net investment
 income (loss) included in net
  assets at end of the year...........    $       16,996 $      13,560  $     (96,215) $      (53,700)
                                          ============== =============  =============  ==============
                                                                        1996
                                            ---------------------------------------------------------------
                                                                 MML              MML
                                                  MML           Money           Managed           MML
                                                 Equity         Market           Bond            Blend
                                                  Fund           Fund            Fund             Fund
                                                 ------         ------          -------          ------
Increase (decrease)
 in net assets
Operations:
Net investment income.................      $   40,173,966   $   6,159,608  $  11,199,858    $   77,932,170
Net realized gain (loss)
 on investments and
 forward commitments..................          39,133,328              32       (404,955)       51,283,628
Change in net unrealized
 appreciation/depreciation on
 investments and forward
 commitments..........................         204,554,604              --     (4,664,274)      137,449,802
                                            --------------   -------------  -------------    --------------

Net increase in net assets
 resulting from operations............         283,861,898       6,159,640      6,130,629       266,665,600
 Dividends to shareholders
  from: (Note 2C)
  Net investment income...............         (40,161,778)     (6,159,640)   (11,099,070)      (77,800,925)
  Net realized gains..................         (39,133,328)             --             --       (51,065,539)
 Net increase (decrease) in capital
   share transactions (Note 6)........         248,532,571      36,310,841     27,842,588       133,050,174
                                            --------------   -------------  -------------    --------------
  Total increase (decrease)...........         453,099,363      36,310,841     22,874,147       270,849,310

NET ASSETS, at beginning of the year..       1,248,899,006     108,920,201    158,698,138     1,823,140,930
                                            --------------   -------------  -------------    --------------

NET ASSETS, at end of the year........      $1,701,998,369   $ 145,231,042  $ 181,572,285    $2,093,990,240
                                            ==============   =============  =============    ==============

Undistributed net investment
 income (loss) included in net
  assets at end of the year...........      $       15,927   $       9,702  $     (64,100)   $         (870)
                                            ==============   =============  =============    ==============

                      See Notes to Financial Statements.

MML Series Investment Fund

FINANCIAL HIGHLIGHTS

Selected per share data for each series share outstanding throughout each year ended December 31:

                                MML EQUITY FUND


                                          1997      1996       1995      1994      1993      1992      1991      1990
                                          ----      ----       ----      ----      ----      ----      ----      ----
Net asset value:
 Beginning of year...................  $  29.786 $  25.924 $  20.520 $  20.510 $  19.862 $  18.735 $  15.659 $  16.764
                                       --------- --------- --------- --------- --------- --------- --------- ---------

Income from investment operations:
Net investment income................       .709      .703      .634      .594      .524      .543      .563      .636
Net realized and unrealized
 gain (loss) on investments..........      7.806     4.547     5.754      .248     1.365     1.420     3.440     (.722)
                                       --------- --------- --------- --------- --------- --------- --------- ---------
Total from investment operations.....      8.515     5.250     6.388      .842     1.889     1.963     4.003     (.086)
                                       --------- --------- --------- --------- --------- --------- --------- ---------

Less distributions:
Dividends from net investment income.      (.709)    (.703)    (.634)    (.594)    (.524)    (.543)    (.562)    (.665)
Distribution from net realized gains.     (2.149)    (.685)    (.350)    (.238)    (.717)    (.288)    (.365)    (.354)
Distribution in excess of net
 realized gains......................         --        --        --        --        --     (.005)       --        --
                                       --------- --------- --------- --------- --------- --------- --------- ---------
Total distributions..................     (2.858)   (1.388)    (.984)    (.832)   (1.241)    (.836)    (.927)   (1.019)
                                       --------- --------- --------- --------- --------- --------- --------- ---------
Net asset value:
 End of year.........................  $  35.443 $  29.786    25.924 $  20.520 $  20.510 $  19.862 $  18.735 $  15.659
                                       ========= ========= ========= ========= ========= ========= ========= =========
Total return.........................     28.59%    20.25%    31.13%     4.10%     9.52%    10.48%    25.56%     (.51%)

Net assets (in millions):
 End of period.......................  $2,363.44 $1,701.99 $1,248.90 $  820.78 $  663.09 $  490.62 $  355.04 $  235.45
Ratio of expenses to average net
 assets..............................       .35%      .38%      .41%      .43%      .44%      .46%      .48%      .49%
Ratio of net investment income to
 average net assets..................      2.03%     2.65%     2.89%     3.04%     3.23%     3.09%     3.43%     4.09%
Portfolio turnover rate..............     15.30%    11.42%    11.72%     9.99%    11.28%     9.07%     9.37%    13.50%
Average commission rate..............     .0586     .0582        --        --        --        --        --        --


                                           1989      1988
                                           ----      ----
Net asset value:
 Beginning of year...................  $  14.929 $  13.828
                                       --------- ---------
Income from investment operations:
Net investment income................       .694      .646
Net realized and unrealized
 gain (loss) on investments..........      2.746     1.660
                                       --------- ---------
Total from investment operations.....      3.440     2.306
                                       --------- ---------

Less distributions:
Dividends from net investment income.      (.711)    (.639)
Distribution from net realized gains.      (.894)    (.566)
Distribution in excess of net
 realized gains......................         --        --
                                       --------- ---------
Total distributions..................     (1.605)   (1.205)
                                       --------- ---------

Net asset value:
 End of year.........................  $  16.764 $  14.929
                                       ========= =========
Total return.........................     23.04%    16.68%

Net assets (in millions):
 End of period.......................  $  226.41 $  172.80
Ratio of expenses to average net
 assets..............................       .50%      .50%
Ratio of net investment income to
 average net assets..................      4.30%     4.05%
Portfolio turnover rate..............     15.71%    15.97%
Average commission rate..............         --        --


                             MML MONEY MARKET FUND


                                          1997      1996       1995      1994      1993      1992      1991      1990
                                          ----      ----       ----      ----      ----      ----      ----      ----
Net asset value:
 Beginning of year...................  $   1.000 $   1.000 $   1.000 $   1.000 $   1.000 $   1.000 $   1.000 $   1.000
                                       --------- --------- --------- --------- --------- --------- --------- ---------
Income from Investment operations:
Net investment income................       .051      .049      .054      .038      .027      .034      .059      .078
                                       --------- --------- --------- --------- --------- --------- --------- ---------
Total from investment operations.....       .051      .049      .054      .038      .027      .034      .059      .078
                                       --------- --------- --------- --------- --------- --------- --------- ---------
Less distributions:
Dividends from net investment income.      (.051)    (.049)    (.054)    (.038)    (.027)    (.034)    (.059)   (.078)
                                       --------- --------- --------- --------- --------- --------- --------- ---------
Total distributions..................      (.051)    (.049)    (.054)    (.038)    (.027)    (.034)    (.059)    (.078)
                                       --------- --------- --------- --------- --------- --------- --------- ---------
Net asset value:
 End of year.........................  $   1.000 $   1.000 $   1.000 $   1.000 $   1.000 $   1.000 $   1.000 $   1.000
                                       ========= ========= ========= ========= ========= ========= ========= =========
Total return.........................      5.18%     5.01%     5.58%     3.84%     2.75%     3.48%     6.01%     8.12%

Net assets (in millions):
 End of period.......................  $  141.17 $  145.23 $  108.92 $   91.79 $   73.66 $   84.56 $   94.41 $  114.59
Ratio of expenses to average net
 assets..............................       .52%      .52%      .54%      .55%      .54%      .53%      .52%      .54%
Ratio of net investment income to
 average net assets..................      5.07%     4.92%     5.43%     3.81%     2.71%     3.42%     5.91%     7.80%


                                           1989      1988
                                       --------- ---------
Net asset value:
 Beginning of year...................  $   1.000 $   1.000
                                       --------- ---------
Income from Investment operations:
Net investment income................       .088      .072
                                       --------- ---------
Total from investment operations.....       .088      .072
                                       --------- ---------

Less distributions:
Dividends from net investment income.      (.088)    (.072)
                                       --------- ---------
Total distributions..................      (.088)    (.072)
                                       --------- ---------
Net asset value:
 End of year.........................  $   1.000 $   1.000
                                       ========= =========
Total return.........................      9.16%     7.39%

Net assets (in millions):
 End of period.......................  $   70.16 $   66.35
Ratio of expenses to average net
 assets..............................       .54%      .55%
Ratio of net investment income to
 average net assets..................      8.79%     7.20%

                      See Notes to Financial Statements.

MML Series Investment Fund

                             MML MANAGED BOND FUND


                                          1997      1996       1995      1994      1993      1992     1991     1990
                                          ----      ----       ----      ----      ----      ----     ----     ----
Net asset value:
 Beginning of year ..................  $  12.048 $  12.448 $  11.141 $  12.405 $  12.041 $  12.219 $  11.318 $  11.354
                                       --------- --------- --------- --------- --------- --------- --------- ---------
Income from investment operations:
Net investment income ...............       .801      .776      .782      .792      .785      .870      .903      .943
Net realized and unrealized
 gain (loss) on investments
 and forward commitments ............       .356     (.401)    1.307    (1.264)     .618      .001      .916     (.036)
                                       --------- --------- --------- --------- --------- --------- --------- ---------
Total from investment operations.....      1.157      .375     2.089     (.472)    1.403      .871     1.819      .907
                                       --------- --------- --------- --------- --------- --------- --------- ---------
Less distributions:
Dividends from net investment income       (.795)    (.775)    (.782)    (.792)    (.784)    (.869)    (.902)    (.943)
Distribution from net realized gains          --        --        --        --     (.255)    (.158)    (.016)       --
Distribution in excess of net
 realized gains .....................         --        --        --        --        --     (.022)       --        --
                                       --------- --------- --------- --------- --------- --------- --------- ---------
Total distributions .................      (.795)    (.775)    (.782)    (.792)   (1.039)   (1.049)    (.918)    (.943)
                                       --------- --------- --------- --------- --------- --------- --------- ---------
Net asset value:
 End of year ........................  $  12.410 $  12.048 $  12.448 $  11.141 $  12.405 $  12.041 $  12.219 $  11.318
                                       ========= ========= ========= ========= ========= ========= ========= =========

Total return.........................      9.91%     3.25%    19.14%    (3.76%)   11.81%     7.31%    16.66%     8.38%

Net assets (in millions):
 End of period ......................  $ 205.32  $ 181.57  $ 158.70  $ 121.21  $ 129.11  $  88.15  $  66.98  $  43.07

Ratio of expenses to average
 net assets .........................       .47%      .51%      .52%      .52%      .54%      .56%      .57%      .57%

Ratio of net investment income to
 average net assets .................      6.06%     6.54%     6.63%     6.69%     6.37%     7.28%     7.96%     8.40%
Portfolio turnover rate .............     41.99%    46.12%    70.00%    32.77%    58.81%    39.51%    61.85%    69.93%



                             MML MANAGED BOND FUND

                                          1989       1988
                                          ----       ----
Net asset value:
 Beginning of year .................   $  10.919  $  11.052
                                       ---------  ---------

Income from investment operations:
Net investment income...............        .918       .906
Net realized and unrealized
 gain (loss) on investments
 and forward commitments............        .454      (.133)
                                       ---------  ---------
Total from investment operations ...       1.372       .773
                                       ---------  ---------

Less distributions:
Dividends from net investment income       (.918)     (.906)
Distribution from net realized gains       (.019)        --
Distribution in excess of net
 realized gains ....................          --         --
                                       ---------  ---------
Total distributions ................       (.937)     (.906)
                                       ---------  ---------
Net asset value:
 End of year .......................   $  11.354  $  10.919
                                       =========  =========
Total return .......................      12.83%      7.13%

Net assets (in millions):
 End of period .....................   $  40.03   $  31.35
Ratio of expenses to average
 net assets ........................        .59%       .61%
Ratio of net investment income to
 average net assets ................       8.35%      8.25%
Portfolio turnover rate ............      64.77%     74.92%

                       See Notes to Financial Statements

MML Series Investment Fund

                                MML BLEND FUND

                                             1997       1996      1995      1994      1993      1992      1991      1990
                                             ----       ----      ----      ----      ----      ----      ----      ----
Net asset value:
 Beginning of year.....................   $  21.973 $  20.519 $  17.672 $  18.305 $  17.846 $  17.307 $  14.839 $  15.428
                                          --------- --------- --------- --------- --------- --------- --------- ---------
Income from Investment operations:
Net investment income..................        .843      .824      .811      .707      .655      .707      .736      .792
Net realized and unrealized
 gain (loss) on investments
 and forward commitments...............       3.692     1.990     3.246     (.271)    1.057      .880     2.771     (.445)
                                          --------- --------- --------- --------- --------- --------- --------- ---------
Total from investment operations.......       4.535     2.814     4.057      .436     1.712     1.587     3.507      .347
                                          --------- --------- --------- --------- --------- --------- --------- ---------
Less distributions:
Dividends from net investment income...       (.843)    (.824)    (.811)    (.707)    (.655)    (.707)    (.736)    (.811)
Distribution from net realized gains...      (1.585)    (.536)    (.399)    (.359)    (.598)    (.326)    (.303)    (.125)
Distribution in excess of net realized
 gains.................................          --        --        --     (.003)       --     (.015)       --        --
                                          --------- --------- --------- --------- --------- --------- --------- ---------
Total distributions....................      (2.428)   (1.360)   (1.210)   (1.069)   (1.253)   (1.048)   (1.039)    (.936)
                                          --------- --------- --------- --------- --------- --------- --------- ---------
Net asset value:
 End of year...........................   $  24.080 $  21.973 $  20.519 $  17.672 $  18.305 $  17.846 $  17.307 $  14.839
                                          ========= ========= ========= ========= ========= ========= ========= =========

Total return...........................       20.89%    13.95%    23.28%     2.48%     9.70%     9.36%    24.00%     2.37%

Net assets (in millions):
 End of period.........................   $2,471.83 $2,093.99 $1,823.14 $1,444.26 $1,296.54 $1,013.28 $  797.04 $  574.15
Ratio of expenses to average
 net assets............................         .38%      .38%      .38%      .39%      .40%      .41%      .42%      .44%
Ratio of net investment income to
 average net assets....................        3.56%     3.87%     4.19%     3.93%     3.60%     4.07%     4.54%     5.37%
Portfolio turnover rate................       21.20%    19.10%    30.78%    26.59%    20.20%    25.43%    26.92%    24.55%
Average commission rate................       .0584     .0581        --        --        --        --        --        --


                                             1989       1988
                                             ----       ----
Net asset value:
 Beginning of year.....................   $  13.876 $   13.095
                                          --------- ----------
Income from Investment operations:
Net investment income..................        .823       .734
Net realized and unrealized
 gain (loss) on investments
 and forward commitments...............       1.921      1.000
                                          --------- ----------
Total from investment operations.......       2.744      1.734
                                          --------- ----------
Less distributions:
Dividends from net investment income...       (.835)     (.728)
Distribution from net realized gains...       (.357)     (.225)
Distribution in excess of net realized
 gains.................................          --         --
                                          --------- ----------
Total distributions....................      (1.192)     (.953)
                                          --------- ----------
Net asset value:
 End of year...........................   $  15.428 $   13.876
                                          ========= ==========

Total return...........................       19.96%     13.40%

Net assets (in millions):
 End of period.........................   $  524.29 $   401.22
Ratio of expenses to average
 net assets............................         .45%       .46%
Ratio of net investment income to
 average net assets....................        5.57%      5.29%
Portfolio turnover rate................       22.39%     25.70%
Average commission rate................          --         --

Total return information shown in the Financial Highlights tables does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

                      See Notes to Financial Statements.

MML Equity Fund

SCHEDULE OF INVESTMENTS
December 31, 1997

                                                 Number        Market
                                                   of           Value
                                                 Shares       (Note 2A)
                                                --------     -----------
EQUITIES - 102.95%

Aerospace & Defense - 3.16%
 Raytheon Company (Class A)................     265,000    $  13,067,680
 Raytheon Company (Class B)................     560,000       28,280,000
 TRW, Inc. ................................     626,600       33,444,775
                                            -----------    -------------
                                              1,451,600       74,792,455
                                            -----------    -------------

Agribusiness - 1.61%
 Archer-Daniels-Midland....................   1,088,745       23,611,613
 Pioneer Hi-Bred International, Inc. ......     135,000       14,478,750
                                            -----------    -------------
                                              1,223,745       38,090,363
                                            -----------    -------------

Apparel, Textiles, Shoes - 1.03%
 VF Corporation............................     530,000       24,346,610
                                            -----------    -------------

Automotive & Parts - 5.48%
 Ford Motor Company........................     950,000       46,252,650
 Genuine Parts Company.....................   1,100,250       37,339,184
 Goodyear Tire & Rubber Company............     720,000       45,810,000
                                            -----------    -------------
                                              2,770,250      129,401,834
                                            -----------    -------------
Banking, Savings & Loans - 7.67%
 The Bank of New York Company,
  Incorporated.............................     870,000       50,296,440
 Comerica Incorporated.....................     323,500       29,195,875
 CoreStates Financial Corporation..........     304,800       24,402,898
 Norwest Corporation.......................     782,000       30,204,750
 Pacific Century Financial Corporation.....     712,700       17,639,325
 Wachovia Corporation......................     363,200       29,464,600
                                            -----------    -------------
                                              3,356,200      181,203,888
                                            -----------    -------------
Beverages - 1.08%
 Brown-Forman Corporation (Class B)........     463,000       25,580,750
                                            -----------    -------------

Chemicals - 5.94%
 Air Products and Chemical.................     227,600       18,720,100
 E.I. du Pont de Nemours and Company.......     333,000       20,000,646
 Engelhard Corporation.....................     905,900       15,740,013
 The Lubrizol Corporation..................     565,000       20,834,375
 Nalco Chemical Company....................     764,100       30,229,324
 Rohm & Haas...............................     365,000       34,948,750
                                            -----------    -------------
                                              3,160,600      140,473,208
                                            -----------    -------------
Communications - 2.09%
 GTE Corporation...........................     946,800       49,470,300
                                            -----------    -------------

Computers & Office Equipment - 8.72%
 Electronic Data System....................     800,400       35,167,174
 Hewlett-Packard Company...................     640,000       40,000,000
 International Business Machines
  Corporation..............................     490,000       51,235,380
 Pitney Bowes, Inc. .......................     452,000       40,651,524
 Xerox Corporation.........................     530,000       39,120,360
                                            -----------    -------------
                                              2,912,400      206,174,438
                                            -----------    -------------
Containers - .74%
 Temple-Inland, Inc. ......................     330,000       17,262,960
                                            -----------    -------------

Cosmetics & Personal Care - 2.00%
 Kimberly-Clark Corporation................     960,000       47,339,520
                                            -----------    -------------

Electric Utilities - 1.83%
 SCANA Corporation.........................     785,200       23,506,532
 Teco Energy Inc. .........................     704,700       19,819,688
                                            -----------    -------------
                                              1,489,900       43,326,220
                                            -----------    -------------
Electrical Equipment & Electronics - 6.62%
 AMP, Incorporated.........................     955,000       40,110,000
 General Electric Company..................     762,000       55,911,750
 Honeywell Inc. ...........................     477,500       32,708,750
 Hubbell, Incorporated (Class B)...........     562,144       27,720,445
                                            -----------    -------------
                                              2,756,644      156,450,945
                                            -----------    -------------

Energy - 7.44%
 Amoco Corporation.........................     530,000       45,116,250
 Eni, SPA - ADR............................     339,300       19,361,137
 Kerr-McGee Corporation....................     326,000       20,639,712
 Mobil Corporation.........................     450,000       32,484,150
 Occidental Petroleum Corp. ...............     754,600       22,118,835
 Unocal Corporation........................     931,000       36,133,972
                                            -----------    -------------
                                              3,330,900      175,854,056
                                            -----------    -------------
Financial Services - 2.45%
 American General Corporation..............     492,900       26,647,160
 American Express Company..................     350,000       31,237,500
                                            -----------    -------------
                                                842,900       57,884,660
                                            -----------    -------------

Foods - 2.76%
 ConAgra, Inc. ............................   1,031,000       33,829,172
 CPC International, Inc. ..................     291,500       31,409,125
                                            -----------    -------------
                                              1,322,500       65,238,297
                                            -----------    -------------

Forest Products & Paper - 2.05%
 Westvaco Corporation......................     773,055       24,302,530
 Weyerhaeuser Company......................     490,600       24,069,817
                                            -----------    -------------
                                              1,263,655       46,372,347
                                            -----------    -------------

Hardware & Tools - .91%
 The Stanley Works.........................     451,000       21,281,337
                                            -----------    -------------

Healthcare - 7.55%
 Becton, Dickinson and Company.............     694,300       34,715,000
 Bristol-Myers Squibb Company..............     760,000       71,915,000
 Pharmacia & Upjohn Inc. ..................     870,000       31,863,750
 Schering-Plough Corp......................     643,000       39,946,375
                                            -----------    -------------
                                              2,967,300      178,440,125
                                            -----------    -------------

Industrial Distribution - 1.01%
 W. W. Grainger, Inc. .....................     246,000       23,908,002
                                            -----------    -------------

Industrial Transportation - 2.62%
 Burlington Northern Sante Fe..............     311,200       28,921,994
 Norfolk Southern Corporation..............   1,068,300       32,916,460
                                            -----------    -------------
                                              1,379,500       61,838,454
                                            -----------    -------------

MML Equity Fund

December 31, 1997
                                                         Number         Market
                                                          of            Value
                                                         Shares        (Note 2A)
                                                        --------      ----------
EQUITIES (Continued)

Insurance - 5.68%
 Jefferson-Pilot Corporation ....................       237,000 $    18,456,375
 Marsh & McLennan Companies, Inc. ...............       561,000      41,829,282
 MBIA, Inc. .....................................       536,000      35,811,232
 SAFECO Corporation .............................       782,500      38,146,875
                                                  ------------- ---------------
                                                      2,116,500     134,243,764
                                                  ------------- ---------------

MachInery & Components - 2.19%
 Dover Corporation ..............................       650,000      23,481,250
 Parker-Hannifin Corporation ....................       618,075      28,354,191
                                                  ------------- ---------------
                                                      1,268,075      51,835,441
                                                  ------------- ---------------

Miscellaneous - 2.98%
 Armstrong World Industries .....................       440,000      32,890,000
 Harsco Corporation .............................       339,000      14,619,375
 Minnesota Mining & Manufacturing Company .......       204,500      16,781,679
 Pall Corporation ...............................       302,000       6,247,474
                                                  ------------- ---------------
                                                      1,285,500      70,538,528
                                                  ------------- ---------------

Photography - 1.36%
 Eastman Kodak Company ..........................       529,000      32,169,548
                                                  ------------- ---------------

Publishing & Printing - 2.51%
 McGraw-Hill Companies, Inc. ....................       500,000      37,000,000
 R. R. Donnelley & Sons Company .................       600,000      22,350,000
                                                  ------------- ---------------
                                                      1,100,000      59,350,000
                                                  ------------- ---------------

Retail - 2.70%
 The May Department Stores Company ..............       593,000      31,243,391
 Sears Roebuck and Company ......................       719,300      32,548,325
                                                  ------------- ---------------
                                                      1,312,300      63,791,716
                                                  ------------- ---------------

Retail - Grocery - 3.76%
 Albertson's, Inc. ..............................     1,273,500      60,332,062
 American Stores Company ........................     1,388,200      28,544,169
                                                  ------------- ---------------
                                                      2,661,700      88,876,231
                                                  ------------- ---------------

Telephone Utilities - 4.04%
 Ameritech Corporation ..........................       347,000      27,933,500
 Frontier Corporation ...........................     1,096,200      26,376,764
 Pinnacle West Capital ..........................       459,800      19,484,025
 Southern New England Telephone .................       430,000      21,634,160
                                                  ------------- ---------------
                                                      2,333,000      95,428,449
                                                  ------------- ---------------

Tobacco - 2.97%
 Fortune Brands, Inc. ...........................       795,200      29,471,702
 UST, Inc. ......................................     1,100,500      40,649,169
                                                  ------------- ---------------
                                                      1,895,700      70,120,871
                                                  ------------- ---------------

Total Equities
 (Cost $1,510,449,497)...........................                 2,433,085,317
                                                                ---------------
SHORT-TERM INVESTMENTS - 5.38%

Commercial Paper
 Abbott Laboratories
   5.900% 1/13/98 ............................... $   7,000,000 $     6,986,233
 Abbott Laboratories
   6.000% 1/9/98 ................................     5,000,000       4,993,333
 Allied Signal Inc.
   5.550% 6/12/98 ...............................     5,000,000       4,865,299
 Ameritech Corporation
   5.800% 1/26/98 ...............................     5,498,000       5,475,855
 Anheuser Busch Cos, Inc.
   5.630% 2/24/98 ...............................    10,000,000       9,910,000
 Brown Forman Corp.
   6.100% 1/12/98 ...............................     8,442,000       8,426,265
 Caterpillar Financial Service Corp.
   5.520% 4/22/98 ...............................     4,105,000       4,029,012
 Caterpillar Financial Service Corp.
   5.550% 4/24/98 ...............................     6,215,000       6,097,899
 Coca Cola Company
   5.660% 2/2/98 ................................    10,000,000       9,949,689
 Ford Motor Credit Company
   5.520% 4/20/98 ...............................     5,000,000       4,909,097
 General Mills Inc.
   6.000% 1/9/98 ................................     9,565,000       9,552,247
 IBM Credit Corporation
   5.720% 2/11/98 ...............................     4,000,000       3,972,211
 Proctor & Gamble Company
   5.600% 4/14/98 ...............................     5,000,000       4,914,056
 Proctor & Gamble Company
   5.550% 4/27/98 ...............................     5,000,000       4,903,313
 Sara Lee Corp.
   6.000% 1/7/98 ................................    12,000,000      11,988,000
 Transamerica Finance Corp.
   6.000% 1/9/98 ................................     9,311,000       9,298,585
 Walt Disney Company
   5.550% 4/13/98 ...............................     5,000,000       4,914,882
 Walt Disney Company
   5.650% 2/9/98 ................................     7,026,000       6,980,331
 Walt Disney Company
   6.600% 1/2/98 ................................     5,000,000       4,999,083
                                                  ------------- ---------------

Total Short-Term investments
   (Cost $127,227,047) .......................... $ 128,162,000     127,165,390
                                                  ============= ===============


Total Investments -
(Cost $1,637,676,544) (a)                    108.33%            $ 2,560,250,707
                                             =======            ===============

(a) Federal Income Tax Information: At
    December 31, 1997 the net unrealized
    appreciation on investments based on cost of $1,637,688,356 for federal income tax purposes is as follows:

    Aggregate gross unrealized appreciation for
    all investments in which there is an excess
    of market value over tax cost ............................. $   924,365,276

    Aggregate gross unrealized depreciation for
    all investments in which there is an excess
    of tax cost over market value .............................      (1,802,925)
                                                                ---------------
    Net unrealized appreciation ............................... $   922,562,350
                                                                ===============

                      See Notes to Financial Statements.

MML Money Market Fund

SCHEDULE OF INVESTMENTS
December 31, 1997
                                                             Market
                                            Principal        Value
                                              Amount        (Note 2A)
                                          -------------    ------------
SHORT-TERM INVESTMENTS - 100.57%

Commercial Paper - 93.75%
  Abbott Laboratories
   5.480%       1/16/98................  $    4,635,000    $  4,624,417
  American Greetings Corp.
   5.500%       1/21/98................       5,650,000       5,632,736
  Anheuser-Busch Companies, Inc.
   5.630%       3/16/98................       3,485,000       3,444,669
  Aristar Inc.
   5.900%       2/2/98.................       4,130,000       4,108,340
  Atlantic Richfield Corp.
   5.510%       2/4/98.................       4,825,000       4,799,891
  Baltimore Gas & Electric Company
   5.800%       1/6/98.................         710,000         709,428
  Bay State Gas Company
   5.700%       1/13/98................       5,930,000       5,918,733
  Bellsouth Telecommunications, Inc.
   5.680%       2/11/98................       5,500,000       5,464,421
  Bemis Company Incorporated
   5.580%       1/22/98................       3,645,000       3,633,136
  CIT Group Holdings Incorporated
   5.480%       2/9/98.................       1,370,000       1,361,866
  CIT Group Holdings Incorporated
   5.630%       2/9/98.................       2,255,000       2,241,246
  CIT Group Holdings Incorporated
   5.610%       3/24/98................       2,100,000       2,073,166
  Carolina Power & Ught Company
   5.700%       2/27/98................       3,800,000       3,765,705
  Carolina Power & Ught Company
   5.700%       2/27/98................       1,800,000       1,783,755
  Caterpillar Financial Services Corp.
   5.520%       4/24/98................       2,585,000       2,540,211
  Coca Cola Company
   5.480%       2/6/98.................       1,385,000       1,377,410
  Coca Cola Company
   5.630%       3/20/98................       1,240,000       1,224,874
  Coca Cola Company
   5.610%       3/23/98................       2,255,000       2,226,536
  Countrywide Home Loans
   5.620%       2/3/98.................       6,000,000       5,969,090
  E.I. du Pont de Nemours and Company
   5.470%       2/17/98................       2,900,000       2,879,290
  E.l. du Pont de Nemours and Company
   5.510%       3/6/98.................       1,000,000         990,205
  E.l. du Pont de Nemours and Company
   5.480%       5/5/98.................       2,000,000       1,962,249
  General Electric Company
   5.550%       3/27/98................       1,270,000       1,253,358
  General Electric Company
   5.550%       3/27/98................         755,000         744,892
  General Electric Company
   5.550%       3/27/98................       1,715,000       1,692,162
  General Electric Capital Corp.
   5.600%       5/22/98................         295,000         288,530
  General Mills Inc.
   5.650%       1/9/98.................       2,365,000       2,362,031
  Georgia Power
   5.800%       1/9/98.................       1,695,000       1,692,815
  Goldman Sachs & Company
   5.650%       2/10/98................       2,670,000       2,653,238
  Goldman Sachs & Company
   5.700%       3/12/98................       3,000,000       2,966,750
  Heinz H J Company
   5.750%       2/13/98................       2,580,000       2,562,280
  Heinz H J Company
   5.550%       6/22/98................         700,000         681,438
  Hershey Goods Corporation
   5.530%       1/14/98................       5,565,000       5,553,887
  IBM Credit Company
   5.530%       4/13/98................       5,015,000       4,936,423
  Minnesota Mining & Manufacturing Company
   5.520%       1/23/98................       5,400,000       5,381,784
  Motorola Inc.
   5.500%       1/26/98................       4,500,000       4,482,813
  National Fuel Gas Company
   5.730%       2/5/98.................       6,000,000       5,966,575
  Northern Illinois Gas
   5.520%       1/15/98................       3,610,000       3,602,250
  Pitney Bowes Credit Corporation
   5.500%       1/20/98................       5,225,000       5,209,833
  Proctor & Gamble Company
   5.570%       6/17/98................       4,470,000       4,354,501
  Walt Disney Company
   5.520%       4/1/98.................       1,320,000       1,301,784
  Walt Disney Company
   5.610%       3/6/98.................       1,185,000       1,173,182
  Walt Disney Company
   5.530%       6/26/98................       1,860,000       1,809,714
  Wisconsin Electric Power Company
   5.770%       2/20/98................       2,570,000       2,549,404
  Wisconsin Electric Power Company
   5.770%       2/20/98................         395,000         391,835
                                          -------------     -----------
  Total Commercial Paper
   (Cost $ 132,342,853)................     133,360,000     132,342,853
                                          -------------     -----------

U.S. Government Agency Obligations - 6.82%
 Federal Farm Credit Bank
   5.430%       9/25/98................       6,115,000       5,868,733
 Federal National Mortgage Association
   5.51 0%      4/24/98................       3,825,000       3,758,846
                                          -------------     -----------

Total U.S. Government Agency Obligations
  (Cost $9,627,579)                           9,940,000       9,627,579
                                          -------------     -----------

Total Short-Term Investments
  (Cost $141,970,432) (a)                 $ 143,300,000     141,970,432
                                          =============     -----------

Total Investments --
  (Cost $141,970,432) (a)      100.57%                    $ 141,970,432
                               =======                    =============


(a) Federal Income Tax Information: The aggregate cost for investments for the MML Money Market Fund as of December 31, 1997 is the same for financial reporting and federal income tax purposes.

    December 31, 1997 seven-day average yield for the portfolio: 5.22%


                       See Notes to Financial Statements.

MML Managed Bond Fund

SCHEDULE OF INVESTMENTS
December 31, 1997
                                                               Market
                                               Principal       Value
                                                Amount        (Note 2A)
                                               ---------      ---------
BONDS AND NOTES - 94.81%

Asset Backed Securities -- 6.41%
Auto Receivables
  California Infrastructure PG&E-1, 1997-1,
   Class A6
   6.320%    9/25/05........................  $ 250,000    $    252,178
  California Infrastructure PG&E-1, 1997-1,
   Class A4
   6.160%    6/25/03........................    550,000         552,101
  California Infrastructure SDG&E-1, 1997-1,
   Class A5
   6.190%    9/25/05........................    250,000         250,770
  California Infrastructure SCE-1, 1997-1,
   Class A3
   6.170%    3/25/03........................    350,000         351,306
  California Infrastructure SCE-1, 1997-1,
   Class A5
   6.280%    9/25/05........................    300,000         301,413
  Capita Equipment Receivables Trust 1996-1,
   Class A4
   6.280%    6/15/00........................  2,000,000       2,008,240
  Chase Manhattan RV Owner Trust 1997-A
   Class A7
   6.140%    10/16/06.......................  2,000,000       2,002,360
  Ford Credit 1994-B Grantor Trust
   7.300%    10/15/99.......................    239,089         240,882
  Jet Equipment Trust 1995-A
   8.235%    5/1/15.........................  1,897,668       2,115,938
  Metlife Capital Equipment Loan Trust
   Series 1997-A, Class A
   6.850%    5/20/08........................    500,000         516,7S0
  Railcar Trust No. 1992-1
   7.750%    6/1/04.........................  1,471,060       1,545,216
  World Omni 1995-A Automobile Lease
   Securitization Trust, Class A
   6.05O%    11/25/01.......................  1,597,656       1,597,144
  World Omni 1996-A Automobile Lease
   Securitization Trust, Class Al
   6.300%    6/25/02........................  1,431,649       1,432,980
                                             ----------      ----------
Total Asset Backed Securities
 (Cost $13,040,260)......................... 12,837,122      13,167,278
                                             ----------      ----------

Corporate Debt -- 57.76%
  AirTouch Communications, Inc.
   7.500%    7/15/06........................  1,500,000       1,592,564
  American West Airlines 1996-1, Class A
   6.850%    7/2/09.........................  1,733,154       1,759,775
  American Airlines, Inc.
   9.780%    11/26/11.......................  1,959,704       2,347,235
  AMR Corporation
   9.000%    8/1/12.........................  1,000,000       1,186,510
  Analog Devices, Inc.
   6.625%    3/1/00.........................  1,000,000       1,005,920
  Archer -- Daniels Midland
   6.750%    12/15/27.......................    750,000         751,298
  Associates Corporation of North America
   7.875%    9/30/01........................  2,000,000       2,108,300
  Atlantic Richfield Company
   7.770%    2/13/02........................  3,000,000       3,168,690
  Barrick Gold Corporation
   7.500%    5/01/07........................  2,000,000       2,103,140
  Bell Atlantic Financial Services, Inc.
   6.610%    2/4/00.........................  2,000,000       2,025,180
  BHP Finance (USA) Limited
   6.420%    3/1/26.........................  2,000,000       2,005,420
  Carlisle Companies, Inc.
   7.250%    1/15/07........................  1,500,000       1,554,660
  Celulosa Arauco Constitution
   6.950%    9/15/05........................  1,000,000         999,110
  Champion International Corporation
   6.400%    2/15/26........................  1,500,000       1,491,134
  Charles Schwab Corporation
   6.250%    1/23/03........................  2,000,000       1,994,740
  CITGO Petroleum Corporation
   7.875%    5/15/06........................    750,000         786,375
  Columbia Gas System, Inc.
   6.610%    11/28/02.......................  2,000,000       2,017,040
  Commercial Credit Company
   7.750%    3/1/05.........................  3,000,000       3,217,890
  Comcast Cablevision-PH
   8.375%    5/1/07.........................  1,250,000       1,389,088
  Continental Airlines, Inc. Series 1996-B
   7.820%    10/15/13.......................  1,470,587       1,584,837
  Continental Airlines, Inc. Series 1996-2B
   8.560%    7/2/14.........................    972,107       1,105,752
  Corning Glass Works
   8.875%    3/15/16........................    500,000         602,775
  CSX Corporation
   7.250%    5/1/27.........................  2,000,000       2,197,680
  Dow Capital
   7.125%    1/15/03........................  4,000,000       4,099,040
  English China Clays Delaware Inc.
   7.375%    10/1/02........................  1,000,000       1,037,450
  Equifax, Inc.
   6.500%    6/15/03........................  1,250,000       1,250,400
  ERAC USA Finance Company 144A
   6.950%    1/15/06........................  1,500,000       1,536,300
  FBG Finance Ltd. 144A
   7.875%    6/1/16.........................  1,250,000       1,376,037
  First Brands Corporation
   7.250%    3/1/07.........................    500,000         515,300
  Fletcher Challenge Ltd.
   7.750%    6/20/06........................  1,500,000       1,586,130
  Foodbrands America, Inc.
   10.750%   5/15/06........................  1,500,000       1,746,225
  Foster Wheeler Corporation
   6.750%    11/15/05.......................  2,000,000       2,012,640
  General American Transportation Corporation
   6.750%    3/1/06.........................  2,000,000       2,021,760
  General Electric Capital Corporation
   8.750%    5/21/07........................  1,000,000       1,175,730
  General Electric Capital Corporation
   6.500%    11/1/06........................    250,000         253,935
  General Mills
   8.900%    6/15/06........................  1,000,000       1,160,720
  Hercules Incorporated
   6.625%    6/1/03.........................  1,000,000       1,006,060
  Hershey Foods Co.
   7.200%    8/15/27........................  1,500,000       1,594,650
  Hilton Hotels Corporation
   7.000%    7/15/04........................  2,000,000       2,029,860
  IMCERA Group, Inc.
   6.000%    10/15/03.......................  2,000,000       1,929,740
  Interpool Inc.
   7.350%    8/1/07.........................    500,000         500,130

MML Managed Bond Fund

December 31, 1997


                                                               Market
                                              Principal         Value
                                                Amount        (Note 2A)
                                              ---------       ---------
BONDS AND NOTES (Continued)

Corporate Debt (Continued)
 Korea Development Bank
  7.375% 9/17/04 .......................  $     500,000    $    400,106
 Leucadia National Corporation
  7.750% 8/15/13 .......................      2,000,000       2,068,420
 Lockheed Martin Corporation
  7.700% 6/15/08 .......................      1,500,000       1,622,580
 Mapco, Inc.
  7.250% 3/1/09 ........................      1,500,000       1,564,665
 Millipore Corporation
  7.500% 4/1/07 ........................      1,000,000       1,054,740
 Mobil Corporation
  8.625% 8/15/21 .......................      2,000,000       2,501,780
 Morgan Stanley Group
  6.875% 3/1/07 ........................        500,000         510,875
 Newmont Mining Corporation
  8.625% 4/1/02 ........................      2,000,000       2,148,260
 News America Holdings Incorporated
  9.250% 2/1/13 ........................      2,000,000       2,382,180
 Norfolk Southern Corporation
  7.050% 5/01/37 .......................      2,500,000       2,642,350
 Orchard Supply Hardware
  9.375% 2/15/02 .......................      1,500,000       1,551,660
 Penske Truck Leasing Co., L.P.
  7.750% 5/15/99 .......................      1,250,000       1,278,488
 Petro Geo-Services
  7.500% 3/31/07 .......................        500,000         529,125
 Polaroid Corporation
  8.000% 3/15/99 .......................      1,000,000       1,018,720
 Ralston Purina Company
  7.750% 10/1/15 .......................      3,000,000       3,262,620
 Raytheon Co.
  6.750% 8/15/07 .......................        500,000         510,086
 Rite Aid Corporation
  6.700% 12/15/01 ......................      1,000,000       1,010,680
 Rolls-Royce Capital Inc.
  7.125% 7/29/03 .......................      1,500,000       1,545,750
 Scholastic Corporation
  7.000% 12/15/03 ......................      2,000,000       2,052,360
 Sears Roebuck Acceptance
  6.750% 9/15/05 .......................      1,500,000       1,529,160
 Textron Inc.
  9.550% 3/19/01 .......................      1,000,000       1,097,760
 Thomas & Betts Corporation
  8.250% 1/15/04 .......................      1,500,000       1,632,120
 Time Warner, Inc.
  7.750% 6/15/05 .......................      3,000,000       3,164,220
 Time Warner, Inc.
  6.100% 12/30/01 ......................        500,000         489,910
 United Air Lines, Inc.
  10.110% 2/19/06 ......................        462,142         523,168
 US Air, Inc.
  7.500% 10/15/09 ......................        950,291         994,242
 US West Capital Funding Corporation
  8.375% 10/18/99 ......................      3,000,000       3,121,560
 US West Capital Funding Corporation
  6.850% 1/15/02 .......................      2,000,000       2,022,520
 Valassis Communications, Inc.
  9.550% 12/1/03 .......................      2,000,000       2,247,200
 Valero Energy Corporation
  6.750% 12/15/02 ......................      1,000,000       1,004,910
 Worldcom Inc.
  7.750% 4/1/07 ........................      1,000,000       1,073,890
 Worldcom Inc.
  9.375%  1/15/04 ......................        871,000         922,189
 W.R. Grace & Co.
  7.750%  10/1/02 ......................      2,100,000       2,210,334
 W.R. Grace & Co.
  8.000%  8/15/04 ......................      1,000,000       1,082,040
                                          -------------    ------------
Total Corporate Debt
(Cost $114,659,544)                         112,268,985     118,597,888
                                          -------------    ------------

U.S. Government Agency Obligations -- 22.07%

Federal Home Loan Mortgage
 Corporation (FHLMC) -- 2.08%

Collateralized Mortgage Obligations -- 2.00%
 FHLMC Series 1322 Class G
  7.500%  2/15/07 ......................      2,000,000       2,053,120
 FHLMC Series 1460 Class H
  7.000%  5/15/07 ......................      2,000,000       2,051,240
                                          -------------    ------------
                                              4,000,000       4,104,360
Pass-Through Securities -- .08%
 FHLMC
  9.000%  3/1/17 .......................        148,401         158,927
                                          -------------    ------------
                                              4,148,401       4,263,287
                                          -------------    ------------
Federal National Mortgage
Association (FNMA) -- 6.09%

Collateralized Mortgage Obligations -- 5.77%
 FNMA Series 1993-191 Class PD
  5.400%  3/25/04 ......................      1,240,567       1,234,365
 FNMA Series 1993-221 Class D
  6.000%  12/25/08 .....................      1,000,000         985,930
 FNMA Series 1993-134 Class GA
  6.500%  2/25/07 ......................      2,000,000       2,015,000
 FNMA Series 1996-54 Class C
  6.000%  9/25/08 ......................      4,000,000       3,908,280
 FNMA Series 1993-186 Class G
  6.250%  3/25/08 ......................      3,700,000       3,705,771
                                          -------------    ------------
                                             11,940,567      11,849,346
Pass-Through Securities -- .32%
 FNMA
  9.000%  5/1/09 .......................        606,549         644,459
                                          -------------    ------------
                                             12,547,117      12,493,805
                                          -------------    ------------
Government National Mortgage
Association (GNMA) -- 11.95%

Collateralized Mortgage Obligations -- .40%
 JHM Acceptance Corporation,
 Series E, Class 5
  8.960%  4/1/19 .......................        774,041         809,841
                                          -------------    ------------
Pass-Through Securities -- 11.55%
 GNMA
  8.000%  12/15/03 - 4/15/08 ...........      7,339,263       7,706,960
 GNMA
  7.500%  3/15/17 - 7/15/17 ............      4,100,233       4,241,158
 GNMA
  7.000%  8/20/25 - 12/20/27 ...........      1,980,001       2,002,890
 GNMA - ARMS
  5.500%  10/20/27 - 12/20/27 ..........      2,722,522       2,727,561
 GNMA - ARMS
  6.000%  7/20/25 - 12/20/25 ...........      6,923,807       7,038,086
                                          -------------    ------------
                                             23,065,826      23,716,655
                                          -------------    ------------
                                             23,839,867      24,526,496
                                          -------------    ------------

MML Managed Bond Fund

December 31, 1997
                                                               Market
                                              Principal         Value
                                               Amount         (Note 2A)
                                              ---------      -----------
BONDS AND NOTES (Continued)

U.S. Government Guaranteed Notes -- 1.95%
  1994-A Atlanta, GA
   5.780% 8/1/98........................... $     130,000   $     129,856
  1994-A Baxter Springs, KS
   5.780% 8/1/98...........................       700,000         699,222
  1994-A Boston, MA
   5.780% 8/1/98...........................       745,000         744,173
  1994-A Detroit, MI
   5.780% 8/1/98...........................       385,000         384,573
  1994-A Egg Harbor, NJ
   5.780% 8/1/98...........................       260,000         259,711
  1994-A Kansas City, MO
   5.780% 8/1/98...........................       550,000         549,390
  1994-A Mayaguez, PR
   5.780% 8/1/98...........................       295,000         294,673
  1994-A Rochester, NY
   5.780% 8/1/98...........................       300,000         299,667
  1994-A Sacramento, CA
   5.780% 8/1/98...........................        55,000          54,939
  1994-A Saginaw, MI
   5.780% 8/1/98...........................       315,000         314,650
  1994-A Youngstown, OH
   5.780% 8/1/98...........................       265,000         264,706
                                            -------------   -------------
                                                4,000,000       3,995,560
                                            -------------   -------------
  Total U.S. Government Agency Obligations
   (Cost $44,479,603)......................    44,535,385      45,279,148
                                            -------------   -------------

U.S. Treasury Obligations -- 8.57%

U.S. Treasury Bonds -- 1.16%
  U.S. Treasury Bond
   7.250% 5/15/16..........................     2,095,000       2,386,330
                                            -------------   -------------

U.S. Treasury Strips -- 7.41%
  U.S. Treasury Strip -- Principal Only
   0.000% 5/15/15..........................    45,700,000      15,224,041
                                            -------------   -------------

Total U.S. Treasury Obligations
  (Cost $16,027,553).......................    47,795,000      17,610,371
                                            -------------   -------------

Total Bonds and Notes
  (Cost $188,206,960)...................... $ 217,436,492     194,654,685
                                            =============   -------------

SHORT-TERM INVESTMENTS -- 5.64%

Commercial Paper
  Conagra
   6.850% 1/2/98........................... $   1,560,000   $   1,559,703
  Orix Credit Alliance, Inc.
   7.000% 1/13/98..........................     2,550,000       2,544,050
  Orix Credit Alliance, Inc.
   7.000% 1/16/98..........................       650,000         648,104
  Pennsyvania Power & Light
   6.500% 1/6/98...........................     2,295,000       2,292,928
  Indiana Michigan Power Co.
   7.000% 1/5/98...........................     1,535,000       1,533,806
  Indiana Michigan Power Co.
   6.750% 1/9/98...........................     3,015,000       3,010,478
                                            -------------   -------------

Total Short-Term Investments
  (Cost $11,589,069)                        $  11,605,000      11,589,069
                                            =============   -------------

Total Investments .
  (Cost $199,796,029) (a)          100.45%                  $ 206,243,754
                                  ========                  =============

(a) Federal Income Tax Information:
    At December 31, 1997 the net unrealized
    depreciation on investments based on
    cost of $199,796,029 for federal income
    tax purposes is as follows:

    Aggregate gross unrealized appreciation
    for all investments and forward commitments
    in which there is an excess of market
    value over tax cost..................................   $   7,387,557


    Aggregate gross unrealized depreciation
    for all investments and forward
    commitments in which there is an
    excess of tax cost over market value.................        (939,832)
                                                            -------------
       Net unrealized appreciation.......................   $   6,447,725
                                                            =============

                      See Notes to Financial Statements.

MML Blend Fund

SCHEDULE OF INVESTMENTS
December 31, 1997

                                                 Number       Market
                                                   of          Value
                                                 Shares      (Note 2A)
                                                 ------      ---------
EQUITIES - 65.85%

Aerospace & Defense - 2.07%
 Raytheon Company (Class A)..................   142,000    $  7,002,304
 Raytheon Company (Class B)..................   410,000      20,705,000
 TRW, Inc....................................   440,200      23,495,675
                                              ---------    ------------
                                                992,200      51,202,979
                                              ---------    ------------
Agribusiness - .69%
 Archer-Daniels-Midland Company..............   789,915      17,130,887
                                              ---------    ------------

Apparel, Textiles, Shoes - .74%
 VF Corporation..............................   400,000      18,374,800
                                              ---------    ------------

Automotive & Parts - 3.16%
 Ford Motor Company..........................   465,600      22,668,667
 Genuine Parts Company.......................   685,500      23,263,814
 Goodyear Tire & Rubber Company..............   505,000      32,130,625
                                              ---------    ------------
                                              1,656,100      78,063,106
                                              ---------    ------------
Banking, Savings & Loans - 5.06%
 The Bank of New York Company Incorporated...   590,000      34,109,080
 Comerica, Incorporated......................   237,000      21,389,250
 CoreStates Financial Corporation............   207,800      16,636,884
 Norwest Corporation.........................   504,000      19,467,000
 Pacific Century Finance.....................   498,100      12,327,975
 Wachovia Corporation........................   260,000      21,092,500
                                              ---------    ------------
                                              2,296,900     125,022,689
                                              ---------    ------------
Beverages -- .81%
 Brown-Forman Corporation (Class B)..........   364,500      20,138,625
                                              ---------    ------------

Chemicals - 3.83%
 Air Products and Chemicals..................   159,400      13,110,650
 E.I. du Pont de Nemours and Company.........   292,000      17,538,103
 Engelhard Corp..............................   615,300      10,690,838
 The Lubrizol Corporation....................   300,300      11,073,563
 Nalco Chemical Company......................   417,700      16,525,047
 Rohm & Haas.................................   268,000      25,661,000
                                              ---------    ------------
                                              2,052,700      94,599,201
                                              ---------    ------------
Communications -- 1.08%
 GTE Corporation.............................   509,700      26,631,825
                                              ---------    ------------

Computers & Office Equipment - 5.73%
 Electronic Data Systems.....................   492,000      21,617,004
 Hewlett-Packard Company.....................   536,000      33,500,000
 International Business Machines Corporation.   302,000      31,577,724
 Pitney Bowes, Inc...........................   287,000      25,811,919
 Xerox Corporation...........................   396,000      29,229,552
                                              ---------    ------------
                                              2,013,000     141,736,199
                                              ---------    ------------
Containers - .31%
 Temple-inland, Inc..........................   145,000       7,585,240
                                              ---------    ------------

Cosmetic & Personal Care - 1.20%
 Kimberly-Clark Corporation..................   600,000      29,587,200
                                              ---------    ------------

Electric UtilitIes - 1.30%
 SCANA Corporation...........................   579,200      17,339,510
 Teco Energy Inc.............................   523,000      14,709,375
                                              ---------    ------------
                                              1,102,200      32,048,885
                                              ---------    ------------
Electrical Equipment & Electronics - 4.60%
 AMP, Inc....................................   700,000    $ 29,400,000
 General Electric Company....................   548,000      40,209,500
 Honeywell, Inc..............................   335,000      22,947,500
 Hubbell, Incorporated (Class B).............   431,880      21,296,867
                                              ---------    ------------
                                              2,014,880     113,853,867
                                              ---------    ------------
Energy - 4.65%
 Amoco Corporation...........................   332,000      28,261,500
 ENI, SPA - ADR..............................   245,800      14,025,840
 Kerr-McGee Corporation......................   190,000      12,029,280
 Mobil Corporation...........................   300,000      21,656,100
 Occidental Petroleum Corp...................   568,300      16,658,010
 Unocal Corporation..........................   578,000      22,433,335
                                              ---------    ------------
                                              2,214,100     115,064,065
                                              ---------    ------------
Financial Services -1.58%
 American Express Company....................   250,000      22,312,500
 American General Corp.......................   310,000      16,759,220
                                              ---------    ------------
                                                560,000      39,071,720
                                              ---------    ------------
Foods - 2.11%
 ConAgra, Inc................................   650,200      21,334,362
 CPC International, Inc......................   285,000      30,708,750
                                              ---------    ------------
                                                935,200      52,043,112
                                              ---------    ------------
Forest Products & Paper -- 1.34%
 Westvaco Corporation........................   450,012      14,147,027
 Weyerhaeuser Company........................   386,500      18,962,463
                                              ---------    ------------
                                                836,512      33,109,490
                                              ---------    ------------
Hardware & Tools - .65%
 The Stanley Works...........................   342,000      16,137,954
                                              ---------    ------------
Healthcare -- 4.97%
 Becton, Dickinson and Company...............   468,000      23,400,000
 Bristol-Myers Squibb Company................   546,000      51,665,250
 Pharmacia & Upjohn Inc......................   415,000      15,199,375
 Schering-Plough Corp........................   526,000      32,677,750
                                              ---------    ------------
                                              1,955,000     122,942,375
                                              ---------    ------------
Industrial Distribution - .82%
 W. W. Grainger, Inc.........................   208,000      20,214,896
                                              ---------    ------------

Industrial Transportation - 1.77%
 Burlington Northern.........................   229,200      21,301,160
 Norfolk Southern Corporation................   725,400      22,351,025
                                              ---------    ------------
                                                954,600      43,652,185
                                              ---------    ------------
Insurance - 4.29%
 Jefferson-Pilot Corporation.................   176,000      13,706,000
 Marsh & McLennan Companies, Inc.............   430,000      32,061,660
 MBIA, Inc...................................   451,000      30,132,212
 SAFECO Corporation..........................   618,000      30,127,500
                                              ---------    ------------
                                              1,675,000     106,027,372
                                              ---------    ------------
Machinery & Components - .84%
 Dover Corporation...........................   572,000      20,663,500
                                              ---------    ------------

MML Blend Fund

December 31, 1997


                                                Number        Market
                                                  of           Value
                                                Shares       (Note 2A)
                                                ------       ---------
EQUITIES (Continued)

Miscellaneous -- 2.06%
 Armstrong World Industries ...............     275,000    $ 20,556,250
 Harsco Corporation .......................     312,100      13,459,313
 Minnesota Mining &
  Manufacturing Company ...................     150,500      12,350,330
 Pall Corp ................................     220,800       4,567,690
                                            -----------    ------------
                                                958,400      50,933,583
                                            -----------    ------------
Photography -- .64%
 Eastman Kodak Company ....................     260,800      15,859,770
                                            -----------    ------------
Publishing & Printing -- 1.69%
 McGraw-Hill Companies, Inc. ..............     400,000      29,600,000
 R.R. Donnelley & Sons Company ............     326,500      12,162,125
                                            -----------    ------------
                                                726,500      41,762,125
                                            -----------    ------------
Retail -- 1.73%
 The May Department Stores Company ........     442,000      23,287,654
 Sears Roebuck and Company ................     430,300      19,471,075
                                            -----------    ------------
                                                872,300      42,758,729
                                            -----------    ------------
Retail -- Grocery -- 2.11%
 Albertson's, Inc. ........................     749,200      35,493,350
 American Stores Company ..................     805,400      16,560,635
                                            -----------    ------------
                                              1,554,600      52,053,985
                                            -----------    ------------
Telephone Utilities -- 2.42%
 Ameritech Corporation ....................     198,000      15,939,000
 Frontier Corporation .....................     706,000      16,987,772
 Pinnacle West Capital ....................     337,100      14,284,613
 Southern New England
  Telecommunications Corporation ..........     252,000      12,678,624
                                            -----------    ------------
                                              1,493,100      59,890,009
                                            -----------    ------------
Tobacco -- 1.60%
 Fortune Brands, Inc. .....................     460,600      17,070,757
 UST, Inc. ................................     607,600      22,442,921
                                            -----------    ------------
                                              1,068,200      39,513,678
                                            -----------    ------------
Total Equities
 (Cost $905,861,303)                                      1,627,674,051
                                                          -------------

                                                              Market
                                             Principal         Value
                                              Amount         (Note 2A)
                                             ---------       ---------
BONDS AND NOTES -- 20.17%

Asset Backed Securities -- 1.22%
Auto Receivables
 California Infrastructure SCE-1, 1997-1,
  Class A3
  6.170% 3/25/03 .......................... $   950,000         953,544
California Infrastructure SCE-1, 1997-1,
 Class A5
 6.280% 9/25/05 ...........................     650,000         653,062
California Infrastructure SDG&E-1, 1997-1,
 Class A5
 6.190% 9/25/05 ...........................     500,000         501,540
California Infrastructure PG&E-1, 1997-1,
 Class A4
 6.160% 6/25/03 ...........................   1,400,000       1,405,348
California infrastructure PG&E-1, 1997-1,
 Class A6
 6.320% 9/25/05 ...........................     600,000         605,226
Capita Equipment Receivables Trust 1996-1,
 Class A4
 6.280% 6/15/00 ...........................   4,000,000       4,016,480
Chase Manhattan RV Owner Trust 1997-A,
 Class A7
 6.140% 10/16/06 ..........................   4,500,000       4,505,310
Caterpillar Financial Asset Trust, 1997-B,
 Class A3
 6.160% 9/25/03 ...........................   3,100,000       3,093,800
Ford Credit 1994-B Grantor Trust
 7.300% 10/15/99 ..........................     318,786         321,176
Ford Credit Auto Owner Trust 1996-B,
 Class A-4
 6.300% 1/15/01 ...........................   6,000,000       6,022,500
Metlife Capital Equipment Loan Trust Series
 1997-A, Class A
 6.850% 5/20/08 ...........................   1,500,000       1,555,250
Railcar Trust No. 1992-1
 7.750% 6/1/04 ............................   1,331,309       1,398,421
World Omni 1995-A Automobile Lease
 Securitization Trust, Class A
 6.050% 11/25/01 ..........................   1,863,932       1,863,335
World Omni 1996-A Automobile Lease
 Securitization Trust, Class Al
 6.300% 6/25/02 ...........................   3,164,697       3,167,641
                                            -----------    ------------
Total Asset Backed Securities
 (Cost $29,878,724)                          29,878,724      30,057,633
                                            -----------    ------------
Corporate Debt -- 8.53%
 AirTouch Communications, Inc.
 7.500% 7/15/06 ...........................   4,000,000       4,246,840
America West Airlines 1996-1, Class A
 6.850% 7/2/09 ............................   4,209,089       4,273,741
American Airlines, Inc.
 9.780% 11/26/11 ..........................   4,899,260       5,868,088
AMR Corporation
 9.000% 8/1/12 ............................   2,000,000       2,373,020
Analog Devices, Inc.
 6.625% 3/1/00 ............................   1,500,000       1,508,880
Archer-Daniels Midland
 6.750% 12/15/27 ..........................   1,650,000       1,652,855
Associates Corporation of North America
 6.750% 8/1/01 ............................   4,000,000       4,065,480
Associates Corporation of North America
 6.500% 8/15/02 ...........................   2,000,000       2,019,400
Barrick Gold Corporation
 7.500% 5/1/07 ............................   4,250,000       4,469,173
Bell Atlantic Financial Services, Inc.
 6.610% 2/4/00 ............................   1,000,000       l,012,590
BHP Finance (USA) Limited
 6.420% 3/1/26 ............................   4,500,000       4,512,195
C I T Group Holdings
 6.375% 10/1/02 ...........................   4,000,000       4,009,640
CSX Corporation
 7.250% 5/1/27 ............................   4,500,000       4,944,780
Carlisle Companies Inc.
 7.250% 1/15/07 ...........................   2,250,000       2,331,990
Celulosa Arauco Constitucion
 6.950% 9/15/05 ...........................   2,500,000       2,497,775
Champion International Corporation
 6.400% 2/15/26 ...........................   3,500,000       3,479,315

MML Blend Fund

December 31, 1997

                                                                   Market
                                                   Principal        Value
                                                    Amount        (Note 2A)
                                                   ---------     -----------
BONDS AND NOTES (Continued)

Corporate Debt (Continued)
 Charles Schwab Corporation
  6.250% 11/23/03...........................   $   2,500,000    $   2,493,425
 CITGO Petroleum Corporation
  7.875% 5/15/06............................       1,000,000        1,048,500
 Columbia Gas System, Inc.
  6.610% 11/28/02...........................       3,000,000        3,025,560
 Comcast Cablevision
  8.375% 5/01/07............................       2,500,000        2,778,175
 Commercial Credit Company
  7.750% 3/1/05.............................       2,500,000        2,681,575
 Continental Airlines, Inc. Series 1996-B
  7.820% 10/15/13...........................       1,960,784        2,113,118
 Continental Airlines, Inc. Series 1996-2B
  8.560% 7/2/14.............................       1,701,186        1,935,066
 Coming Glass Works, Inc.
  8.875% 3/15/16............................         500,000          602,775
 Delta Air Lines, Inc.
  8.540% 1/2/07.............................       4,226,617        4,493,528
 English China Clays Delaware Inc.
  7.375% 10/1/02............................       1,000,000        1,037,450
 ERAC USA Finance Company 144A
  6.950% 1/15/06............................       1,500,000        1,536,300
 FBG Finance Ltd. 144A
  7.875% 6/1/16.............................       4,000,000        4,403,320
 Fletcher Challenge Ltd.
  7.750% 6/20/06............................       2,000,000        2,114,840
 Foodbrands America Inc.
  10.750% 5/15/06...........................       3,500,000        4,074,525
 Ford Motor Corporation
  8.450% 7/15/06............................       1,500,000        1,505,370
 Foster Wheeler Corporation
  6.750% 11/15/05...........................       2,000,000        2,012,640
 GTE Corporation
  9.100% 6/1/03.............................         775,000          867,799
 General American Transportation Corporation
  6.750% 3/1/06.............................       3,000,000        3,032,640
 General Electric Capital Corporation
  8.750% 5/21/07............................       1,500,000        1,763,595
 General Electric Capital Corporation
  6.500% 11/1/06............................       1,250,000        1,269,675
 General Mills
  8.900% 6/15/06............................       2,250,000        2,611,620
 General Motors Corporation
  9.125% 7/15/01............................       1,500,000        1,631,925
 Goldman Sachs Group, L.P. 144A
  6.200% 2/15/01............................       4,000,000        4,013,320
 Hershey Food Company
  7.200% 8/15/27............................       3,750,000        3,986,625
 Hilton Hotels Corporation
  7.000% 7/15/04............................       3,500,000        3,552,255
 Interpool Inc.
  7.350% 8/1/07.............................       2,000,000        2,000,520
 Korean Development Bank
  7.375% 9/14/04............................       1,500,000        1,200,315
 Leucadia National Corporation
  7.750% 8/15/13............................       3,000,000        3,102,630
 Lockheed Martin Corporation
  7.700% 6/15/08............................       4,000,000        4,326,880
 Mapco, Inc.
  7.250% 3/1/09.............................       3,750,000        3,911,663
 Millipore Corporation
  7.500% 4/1/07.............................       4,250,000        4,482,645
 Mobil Corporation
  8.625% 8/18/21............................       4,500,000        5,629,005
 Morgan Stanley Group
  6.875% 3/1/07.............................       6,500,000        6,641,375
 Newmont Mining Corporation
  8.625% 4/1/02.............................       5,000,000        5,370,650
 News America Holdings Incorporated
  9.250% 2/1/13.............................       4,000,000        4,764,360
 Norfolk Southern Corporation
  7.050% 5/1/37.............................       6,000,000        6,341,640
 North Finance (Bermuda) Limited 144A
  7.000% 9/15/05............................       4,000,000        4,084,240
 Petro Geo-Services
  7.500% 3/31/07............................         750,000          793,688
 Ralston Purina Company
  7.750% 10/1/15............................       2,000,000        2,175,080
 Raytheon Company
  6.750% 8/15/07............................       2,700,000        2,754,458
 Rite Aid Corporation
  6.700% 12/15/01...........................       2,000,000        2,021,360
 Rolls-Royce Capital Inc.
  7.125% 7/29/03............................       2,000,000        2,061,000
 Scholastic Corporation
  7.000% 12/15/03...........................       4,000,000        4,104,720
 TCI Communications, Inc.
  7.550% 9/2/03.............................       3,000,000        3,100,140
 Thomas & Betts Corporation
  8.250% 1/15/04............................       1,000,000        1,088,080
 Time Warner, Inc.
  7.750% 6/15/05............................       3,000,000        3,164,220
 Time Warner, Inc.
  6.100% 12/30/01...........................       4,750,000        4,654,144
 US Air, Inc.
  7.500% 10/15/09...........................         950,291          994,242
 US West Capital Funding Inc.
  6.850% 1/15/02............................       4,250,000        4,297,854
 Valassis Communications, Inc.
  9.550% 12/1/03............................       2,000,000        2,247,200
 Valero Energy Corporation
  6.750% 12/15/02...........................       2,000,000        2,009,820
 Worldcom Inc.
  7.750% 4/1/07.............................       2,500,000        2,684,724
 Worldcom Inc.
  9.375% 1/15/04............................       1,525,000        1,614,623
 W.R. Grace & Co.
  8.000% 8/15/04............................       5,000,000        5,410,200
                                               -------------    -------------
 Total Corporate Debt
  (Cost $202,174,033).......................     199,597,227      210,882,859
                                               -------------    -------------

U.S. Government Agency Obligations - 4.34%

Federal Home Loan Mortgage
 Corporation (FHLMC) - .51%

CollateralIzed Mortgage Obligations - .49%
 FHLMC Series 1322 Class G
  7.500% 2/15/07............................       5,000,000        5,132,800
 FHLMC Series 1460 Class H
  7.000% 5/15/07............................       1,789,000        1,834,834
 FHLMC Series 1490 Class PG
  6.300% 5/15/07............................       5,000,000        5,021,850
                                               -------------    -------------
                                                  11,789,000       11,989,484
Pass-Through Securities -- .02%
 FHLMC
  9.000% 3/1/17.............................         445,203          476,781
                                               -------------    -------------
                                                  12,234,203       12,466,265
                                               -------------    -------------

MML Blend Fund

December 31, 1997
                                                                   Market
                                                 Principal         Value
                                                   Amount        (Note 2A)
BONDS AND NOTES (Continued)                      ---------       ---------

Federal National Mortgage
Association (FNMA) - 1.21%

Collateralized Mortgage Obligations -- .73%
FNMA Series 1993-134 Class GA
  6.500%    2/25/07 .........................  $   5,000,000    $   5,014,050
 FNMA Series 1993-71 Class PG
  6.250%    7/25/07 .........................      8,000,000        8,012,480
 FNMA Series 1993-191 Class PD
  5.400%    3/25/04 .........................      1,240,567        1,234,365
 FNMA Series 1996-54 Class C
  6.000%    9/25/08 .........................      4,000,000        3,908,280
                                               -------------    -------------
                                                  18,240,567       18,169,175

Pass-Through Securities - .48%
 FNMA
  8.000%    5/1/13 ..........................      1,752,799        1,788,082
 FNMA
  6.500%    6/25/08 .........................      5,000,000        5,037,500
 FNMA
  6.250%    3/25/08 .........................      5,000,000        5,007,800
                                               -------------    -------------
                                                  11,752,799       11,833,382
                                               -------------    -------------
                                                  29,993,366       30,002,557
                                               -------------    -------------
Government National Mortgage
 Association (GNMA) - 1.86%

Collateralized Mortgage Obligations - .06%
 JHM Acceptance Corporation, Series E,
  Class 5
  8.960%    4/1/19 ..........................      1,548,083        1,619,681
                                               -------------    -------------

Pass-Through Securities - 1.80%
 GNMA
  7.000%    4/5/23 - 11/15/23 ...............      4,950,886        5,008,118
 GNMA
  7.500%    9/15/16 - 10/15/17 ..............      3,601,806        3,725,600
 GNMA
  8.000%    1/15/07 - 5/15/08 ...............      9,817,815       10,309,687
 GNMA
  9.000%    8/15/08 - 9/15/09 ...............      1,826,841        1,983,767
 GNMA - ARMS
  5.500%    10/20/27 - 12/20/27 .............      9,355,504        9,372,538
 GNMA - ARMS
  6.000%    8/20/25 - 8/20/27 ...............     13,758,553       13,996,763
                                               -------------    -------------
                                                  43,311,405       44,396,473
                                               -------------    -------------
                                                  44,859,488       46,016,154
                                               -------------    -------------
U.S. Government Guaranteed Notes - .76%
 1994-A Abilene, TX
  5.780%    8/1/98 ..........................         70,000           69,922
 1994-A Bakersfield, CA
  5.780%    8/1/98 ..........................        245,000          244,728
 1994-A Barberton, OH
  5.780%    8/1/98 ..........................         75,000           74,917
 1994-A Buffalo, NY
  5.780%    8/1/98 ..........................        375,000          374,584
 1991-A Caguas, PR
  8.740%    8/1/01 ..........................        280,000          301,700
 1991-A Council Bluffs, IA
  8.740%    8/1/01 ..........................        155,000          167,013
 1994-A Cumberland, MD
  5.780%    8/1/98 ..........................         55,000           54,939
 1994-A Elizabeth, NJ
  5.780%    8/1/98 ..........................         75,000           74,917
 1994-A Erie, PA
  5.780%    8/1/98 ..........................         70,000           69,922
 1994-A Euclid, OH
  5.780%    8/1/98 ..........................        105,000          104,883
 1994-A Fairfax County, VA
  5.780%    8/1/98 ..........................        110,000          109,878
 1991-A Fairfax County, VA
  8.740%    8/1/01 ..........................         85,000           91,588
 1991-A Fajardo, PR
  8.740%    8/1/01 ..........................        210,000          226,275
 1994-A Fort Myers, FL
  5.780%    8/1/98 ..........................        135,000          134,850
 1991-A Gasden, AL
  8.740%    8/1/01 ..........................        100,000          107,750
 1994-A Lawrence, MA
  5.780%    8/1/98 ..........................         40,000           39,956
 1991-A Lorain, OH
  8.740%    8/1/01 ..........................         30,000           32,325
 1994-A Los Angeles County, CA
  5.780%    8/1/98 ..........................        175,000          174,806
 1994-A Mayaguez, PR
  5.780%    8/1/98 ..........................         65,000           64,928
 1991-A Mayaguez, PR
  8.740%    8/1/01 ..........................        150,000          161,625
 1994-A Mobile, AL
  5.780%    8/1/98 ..........................        205,000          204,772
 1994-A Montgomery County, PA
  5.780%    8/1/98 ..........................        230,000          229,745
 1994-A New Orleans, LA
  5.780%    8/1/98 ..........................        175,000          174,806
 1994-A Ocean Shores, WA
  5.780%    8/1/98 ..........................        110,000          109,878
 1994-A Pasadena, CA
  5.780%    8/1/98 ..........................        140,000          139,845
 1994-A Providence, RI
  5.780%    8/1/98 ..........................         50,000           49,945
 1994-A Reading, PA
  5.780%    8/1/98 ..........................         65,000           64,928
 1994-A Roanoke, VA
  5.780%    8/1/98 ..........................        210,000          209,767
 1994-A Rochester, NY
  5.780%    8/1/98 ..........................        165,000          164,817
 1991-A Rochester, NY
  8.650%    8/1/00 ..........................      4,295,000        4,543,293
 1994-A Sacramento, CA
  5.780%    8/1/98 ..........................        300,000          299,667
 1994-A Syracuse, NY
  5.780%    8/1/98 ..........................         50,000           49,945
 1994-A Tacoma, WA
  5.780%    8/1/98 ..........................        155,000          154,828
 1994-A Trenton, NJ
  5.780%    8/1/98 ..........................        130,000          129,856
 1994-A Virginia Beach, VA
  5.780%    8/1/98 ..........................        260,000          259,711
 1994-A Waterford Township, MI
  5.780%    8/1/98 ..........................         55,000           54,939

MML Blend Fund

December 31, 1997
                                                                   Market
                                                   Principal       Value
                                                    Amount        (Note 2A)
                                                   ---------      ---------
BONDS AND NOTES (Continued)
 1994-A West Palm Beach, FL
  5.780%    8/1/98 ..........................  $     105,000    $     104,883
 U.S. Department of Housing and Urban
   Development, Series 1995-A
  8.240%    8/1/02 ..........................      8,475,000        9,208,849
                                               -------------    -------------
                                                  17,780,000       18,835,980
                                               -------------    -------------
Total U.S. Government Agency Obligations
  (Cost $104,466,138)                            104,867,057      107,320,956
                                               -------------    -------------

U.S. Treasury Obligations - 6.08%

U.S. Treasury Bonds - 3.41%
 U.S. Treasury Bond
  8.750%    5/15/17 .........................     34,500,000       45,232,606
 U.S. Treasury Bond
  7.250%    5/15/16 .........................     34,250,000       39,012,805
                                               -------------    -------------
                                                  68,750,000       84,245,411
                                               -------------    -------------
U.S. Treasury Notes - 2.10%
 U.S. Treasury Note
  6.375%    1/15/99 .........................     11,000,000       11,084,260
 U.S. Treasury Note
  6.500%    5/31/01 .........................      9,000,000        9,213,750
 U.S. Treasury Note
  7.125%    2/29/00 .........................      3,000,000        3,086,730
 U.S. Treasury Note
  7.750%    1/31/00 .........................      1,900,000        1,976,000
 U.S. Treasury Note
  6.375%    5/15/00 .........................      5,000,000        5,075,000
 U.S. Treasury Note
  6.125%    5/15/98 .........................      8,200,000        8,217,957
 U.S. Treasury Note
  5.875%    1/31/99 .........................      2,000,000        2,004,680
 U.S. Treasury Note
  6.375%    5/15/99 .........................      6,000,000        6,055,320
 U.S. Treasury Note
  6.875%    5/15/06 .........................        250,000          267,500
 U.S. Treasury Note
  7.250%    5/15/04 .........................      3,000,000        3,237,660
 U.S. Treasury Note
  7.250%    8/15/04 .........................      1,500,000        1,621,170
                                               -------------    -------------
                                                  50,850,000       51,840,027
                                               -------------    -------------
U.S. Treasury Strips - .57%
 U.S. Treasury Strip -- Principal only
  0.000%    2/15/99 .........................      9,750,000        9,160,906
 U.S. Treasury Strip -- Principal only
  0.000%    2/15/10 .........................      2,500,000        1,224,775
 U.S. Treasury Strip -- Principal only
  0.000%    8/15/15 .........................      2,000,000          696,760
 U.S. Treasury Strip -- Principal only
  0.000%    2/15/17 .........................      9,500,000        3,017,105
                                               -------------    -------------
                                                  23,750,000       14,099,546
                                               -------------    -------------
Total U.S. Treasury Obligations
  (Cost $142,913,637) .......................    143,350,000      150,184,984
                                               -------------    -------------

Total Bonds and Notes
  (Cost $479,490,911) .......................  $ 477,693,008      498,446,432
                                               =============    -------------

SHORT-TERM INVESTMENTS -21.66%

Commercial Paper
 Aristar, Inc.
  5.730%    1/26/98 .........................     10,645,000       10,600,289
 Aristar, Inc.
  5.950%    2/4/98 ..........................      9,540,000        9,485,039
 Aristar, Inc.
  5.870%    2/23/98 .........................      8,220,000        8,146,180
 Baxter International Inc.
  5.800%    4/15/98 .........................     10,000,000        9,826,458
 Baxter International Inc.
  5.900%    4/29/98 .........................      8,635,000        8,465,166
 Baxter International Inc.
  5.950%    3/12/98 .........................      7,170,000        7,085,862
 Caterpillar Financial Service Corp.
  5.520%    1/12/98 .........................      6,470,000        6,458,339
 Caterpillar Financial Service Corp.
  5.520%    2/10/98 .........................     10,030,000        9,963,133
 Caterpillar Financial Service Corp.
  5.700%    3/27/98 .........................     14,930,000       14,717,787
 Comdisco, Inc.
  5.730%    1/16/98 .........................      6,185,000        6,169,590
 Comdisco, Inc.
  5.720%    1/20/98 .........................      7,000,000        6,978,021
 Comdisco, Inc.
  5.770%    1/21/98 .........................     11,515,000       11,476,308
 Comdisco, Inc.
  5.780%    1/27/98 .........................     11,075,000       11,027,415
 Comdisco, Inc.
  5.980%    2/17/98 .........................      2,340,000        2,321,670
 Comdisco, Inc.
  6.000%    3/13/98 .........................      7,000,000        6,916,700
 Conagra
  5.720%    1/23/98 .........................      6,010,000        5,988,150
 Crown Cork & Seal Company, Inc.
  5.720%    1/22/98 .........................      9,000,000        8,967,726
 Crown Cork & Seal Company, Inc.
  5.970%    1/5/98 ..........................      6,495,000        6,490,692
 Crown Cork & Seal Company, Inc.
  6.070%    3/31/98 .........................      8,025,000        7,905,628
 Dana Credit Corp.
  6.020%    2/24/98 .........................     10,125,000       10,033,875
 Dana Credit Corp.
  6.070%    3/5/98 ..........................      9,000,000        8,904,800
 Dana Credit Corp.
  5.810%    3/19/98 .........................     10,250,000       10,120,969
 Dominion Resources, Inc.
  5.720%    1/13/98 .........................     10,580,000       10,558,912
 Dominion Resources, Inc.
  5.780%    1/26/98 .........................      1,785,000        1,777,503
 Dominion Resources, Inc.
  5.950%    1/6/98 ..........................      7,760,000        7,753,587
 Dominion Resources, Inc.
  5.950%    2/26/98 .........................     11,000,000       10,893,911
 Dominion Resources, Inc.
  5.970%    2/25/98 .........................      6,235,000        6,176,893
 Eastman Chemical Company
  6.420%    1/5/98 ..........................      6,000,000        5,995,720
 Echlin Inc.
  5.740%    2/11/98 .........................     10,000,000        9,930,528
 Echlin Inc.
  5.900%    2/23/98 .........................      2,070,000        2,051,410

MML Blend Fund

December 31, 1997
                                                                   Market
                                                  Principal         Value
                                                   Amount         (Note 2A)
                                                  ---------       ---------
SHORT-TERM INVESTMENTS (Continued)

Commercial Paper (Continued)
 Echlin Inc.
  5.950%    3/20/98 .........................  $   7,325,000    $   7,229,358
 Echlin Inc.
  5.950%    3/23/98 .........................      7,000,000        6,905,131
 Echlin Inc.
  5.950%    2/5/98 ..........................      5,635,000        5,602,403
 Enron Corporation
  5.730%    2/20/98 .........................     10,500,000       10,412,500
 Finova Capital Corporation
  5.590%    1/14/98 .........................      5,325,000        5,313,310
 Goldman Sachs & Company
  5.740%    3/26/98 .........................      5,945,000        5,861,481
 Goldman Sachs & Company
  5.700%    3/16/98 .........................      8,185,000        8,083,540
 H J Heinz Company
  5.550%    6/22/98 .........................      7,470,000        7,256,410
 Illinois Power Company DTC
  5.820%    2/3/98 ..........................     10,000,000        9,945,000
 Illinois Power Company DTC
  5.920%    2/18/98 .........................      8,625,000        8,554,850
 Illinois Power Company DTC
  5.950%     2/19/98 ........................      5,920,000        5,870,042
 Illinois Power Company DTC
  6.200%     1/29/98 ........................      2,300,000        2,288,909
 ORIX Credit  Alliance, Inc.
  5.770%     1/28/98 ........................      8,360,000        8,322,077
 ORIX Credit Alliance, Inc.
  5.800%     1/20/98 ........................      1,020,000        1,016,797
 ORIX Credit Alliance, Inc.
  5.800%     1/23/98 ........................      4,460,000        4,443,785
 ORIX Credit Alliance, Inc.
  5.800%     2/2/98 .........................      7,000,000        6,962,667
 ORIX Credit Alliance, Inc.
  5.850%     1/9/98 .........................     11,510,000       11,494,913
 ORIX Credit Alliance, Inc.
  6.050%     3/6/98 .........................      6,540,000        6,469,740
 ORIX Credit Alliance, Inc.
  6.050%     3/24/98 ........................      6,690,000        6,598,226
 Public Service Company of Colorado
  5.700%     1/7/98 .........................      3,860,000        3,856,142
 Public Service Company of Colorado
  5.780%     1/14/98 ........................      5,150,000        5,138,694
 Public Service Electric & Gas Company
  5.800%     2/6/98 .........................     14,200,000       14,114,800
 Public Service Electric & Gas Company
  5.800%     2/4/98 .........................      6,265,000        6,228,907
 Public Service Electric & Gas Company
  5.800%     2/5/98 .........................      7,680,000        7,633,707
 Public Service Electric & Gas Company
  5.800%     2/9/98 .........................     12,975,000       12,890,663
 Rayonier Inc.
  6.050%     1/20/98 ........................      3,880,000        3,867,611
 Rite Aid Corporation
  5.770%     1/15/98 ........................     12,070,000       12,040,997
 Ryder System Inc.
  6.220%     3/3/98 .........................      3,675,000        3,637,341
 Textron Financial Corporation
  5.900%     2/13/98 ........................      8,760,000        8,697,220
 Textron Financial Corporation
  5.970%    2/27/98 .........................      7,850,000        7,775,425
 Textron Financial Corporation
  6.100%    1/2/98 ..........................      9,000,000        8,998,475
 Textron Financial Corporation
  5.870%    3/2/98 ..........................     14,590,000       14,442,904
 Tyson Foods Inc. DTC
  5.810%    1/8/98 ..........................     10,400,000       10,388,251
 Tyson Foods Inc. DTC
  5.950%    2/12/98 .........................     10,750,000       10,672,242
 Union Camp Corp.
  5.600%    1/30/98 .........................     10,000,000        9,951,667
 Union Camp Corp.
  5.670%    1/29/98 .........................      8,525,000        8,484,239
 Union Camp Corp.
  5.600%    2/17/98 .........................      6,650,000        6,597,908
 Walt Disney Company
  5.700%    1/7/98 ..........................      8,270,000        8,262,143
                                               -------------    -------------
 Total Short-Term Investments
   (Cost $535,623,717)                         $ 539,450,000      535,498,736
                                               =============    -------------

Total Investments --
  (Cost $1,920,975,931) (a)           107.68%                  $2,661,619,219
                                     ========                  ==============

(a) Federal Income Tax Information: At December 31, 1997 the net unrealized appreciation on investments and forward commitment contracts based on cost of $1,921,001,471 for federal income tax purposes is as follows:

    Aggregate gross unrealized appreciation for all
    investments and forward commitments in which
    there is an excess of market value over tax cost..........  $ 743,104,782

    Aggregate gross unrealized depreciation for
    all investments and forward commitments in
    which there is an excess of tax cost over
    market value..............................................     (2,487,034)
                                                                -------------

       Net unrealized appreciation............................  $ 740,617,748
                                                                =============

                      See Notes to Financial Statements.

MML Series Investment Fund

Notes To Financial Statements

1. HISTORY

MML Series Investment Fund (the "MML Trust") is registered under the Investment Company Act of 1940 as a no-load, registered open end, management investment company. MML Equity Fund, MML Money Market Fund, MML Managed Bond Fund and MML Blend Fund (the "Funds") are four series of shares of the MML Trust. The MML Trust is organized as a business trust under the laws of the Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust.

The MML Trust was established by Massachusetts Mutual Life Insurance Company ("MassMutual") for the purpose of providing vehicles for the investment of assets of various separate investment accounts established by MassMutual and by life insurance companies which are subsidiaries of MassMutual. Shares of the MML Trust are not offered to the general public.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed consistently by each Fund in the preparation of the financial statements in conformity with generally accepted accounting principles.

   A. Investment Valuation

   Equity securities are valued on the basis of valuations furnished by a pricing service, authorized by the Board of Trustees, which provides the last reported sale price for securities listed on a national securities exchange, or on the NASDAQ national market system. If securities are unlisted, or there is no reported sale price, the bid price of the prior trade date will be used. Long-term bonds are valued on the basis of valuations furnished by a pricing service, authorized by the Board of Trustees, which determines valuations taking into account appropriate factors such as institutional-size, trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

   For MML Equity Fund, MML Managed Bond Fund, and MML Blend Fund, short-term securities with more than sixty days to maturity from the date of purchase are valued at market and short-term securities having a maturity from the date of purchase of sixty days or less are valued at amortized cost. MML Money Market Fund's portfolio securities are valued at amortized cost in accordance with a rule of the Securities and Exchange Commission pursuant to which MML Money Market Fund must adhere to certain conditions. It is the intention of MML Money Market Fund to maintain a per share net asset value of $1.00.

   B. Accounting For Investments

   Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Premiums and discounts on short-term securities are amortized in determining interest income.

   The cost basis of long-term bonds is not adjusted for amortization of premium or accrual of discount since MML Managed Bond Fund and MML Blend Fund do not generally intend to hold such investments until maturity; however, the MML Trust has elected to accrue for financial reporting purposes, certain discounts which are required to be accrued for federal income tax purposes.

   Realized gains and losses on investment transactions and unrealized appreciation and depreciation of investments are reported for financial statement and federal income tax purposes on the identified cost method.

   C. Federal Income Tax

   The MML Trust has established a policy for each of the Funds to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. As a result, the Funds will not be subject to federal income tax on any net investment income and any net capital gains to the extent they are distributed or are deemed to have been distributed to shareholders. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to the deferral of wash sale losses, and paydowns on certain mortgage-backed securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Funds may periodically make reclassifications among certain of their capital accounts without impacting the net asset value of the Funds.

   Pursuant to section 852 of the Internal Revenue Code, the MML Equity Fund, MML Managed Bond Fund and MML Blend Fund designated $142,233,936; $71,702 and $161,997,877; respectively, as capital gain dividends for the year ended December 31, 1997.

    D. Forward Commitments

    Each Fund may purchase or sell securities on a "when issued" or delayed delivery or on a forward commitment basis. The Funds use forward commitments to manage interest rate exposure or as a temporary substitute for purchasing or selling particular debt securities. The Funds may also use forward commitments to take delivery of the underlying security rather than closing out the forward contract. Forward commitments are not used for purposes of trading. Settlement for securities purchased on a forward commitment basis can take place a month or more after the date of the transaction. The Fund generally does not take delivery on these forward commitments, but such commitments are instead settled with offsetting transactions. When a forward commitment contract is closed, the Funds record a realized gain or loss. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. The Funds could also be exposed to loss if they cannot close out their forward commitments because of an illiquid secondary market, or the inability of counterparties to perform. The Fund monitors exposure to ensure counterparties are credit worthy and concentration of exposure is minimized. The Funds instruct the custodian to segregate liquid high quality assets in a separate account with a current market value at least equal to the amount of its forward purchase commitments. The price of the underlying security and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the forward commitment is determined by management using a commonly accepted pricing model and fluctuates based upon changes in the value of the underlying security and market repo rates. Such rates equate the counterparty's cost to purchase and finance the underlying security to the earnings received on the security and forward delivery proceeds. The Funds record on a daily basis the unrealized appreciation/depreciation based upon changes in the value of the forward commitment. At December 31, 1997, the Fund did not have any open forward commitments. At December 31, 1996 the Funds had open forward commitments totaling $4,981,445 and recognized unrealized depreciation of ($6,345).

    E. Estimates

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3.  CAPITAL LOSS CARRYFORWARD

The accumulated net realized loss on investments for the MML Money Market Fund results in a capital loss carryforward of $13,540 which is available for federal income tax purposes to offset future capital gains. Of the total carryforward, $1,639 expires December 31, 1998, $1,204 expires December 31, 2000, $201 expires December 31, 2001, $5,364 expires December 31, 2002 and $841 expires December 31, 2003 and $4,291 expires December 31, 2005.

4. INVESTMENT MANAGEMENT FEE

MassMutual provides all investment advisory, management and administrative services needed by the Funds. For acting as such, MassMutual receives a quarterly fee from each Fund at the annual rate of .50% of the first $100,000,000 of the average daily net asset value of each Fund, .45% of the next $200,000,000, .40% of the next $200,000,000, and .35% of any excess over
$500,000,000.

MassMutual has entered into investment sub-advisory agreements with David L. Babson and Company, Inc. ("Babson"), a wholly-owned subsidiary of DLB Acquisition Corporation which is a controlled subsidiary of MassMutual. The agreements provide that Babson manage the assets of MML Equity Fund and the assets of the Equity Sector of the MML Blend Fund. MassMutual pays Babson a quarterly fee equal to an annual rate of .13% of the average daily net asset value of MML Equity Fund and the Equity Sector of MML Blend Fund.

MassMutual has agreed, at least through April 30, 1998, to bear the expenses of the Funds to the extent that the aggregate expenses (excluding each Fund's management fee, interest, taxes, brokerage commissions and extraordinary expenses) incurred during each Fund's fiscal year exceed .11% of the average daily net asset value of each Fund for such year. For the period ended December 31, 1997, MassMutual was not required to reimburse the Funds for any expenses.

 5.   PURCHASES AND SALES OF INVESTMENTS AND FORWARD COMMITMENTS

                                                                                                            Proceeds
      For the Year Ended                                                                   Acquisition     from Sales
      December 31, 1997                                                                       Cost       and Maturities
      -----------------                                                                   -------------  --------------
      Investments
      -----------
      MML EQUITY FUND
        Equities........................................................................ $  636,342,513  $  334,208,330
        Short-term investments..........................................................  3,588,092,265   3,606,895,074

      MML MONEY MARKET FUND
        Short-term investments..........................................................    978,044,094     990,172,840

      MML MANAGED BOND FUND
        Bonds and notes.................................................................     39,278,875      33,639,466
        U.S. Government investments -- long-term........................................     52,687,803      51,189,530
        Short-term investments..........................................................    449,022,794     439,041,898

      MML BLEND FUND
        Equities........................................................................    325,134,426     310,468,668
        Bonds and notes.................................................................    102,543,630      66,027,174
        U.S. Government investments -- long-term........................................    175,305,881     143,686,848
        Short-term investments..........................................................  2,659,764,378   2,624,082,000

                                                                                                               Cost
      Forward Commitments                                                                                  of Contracts
      -------------------                                                                                  ------------
      MML BLEND FUND
        U.S. Treasury and GNMA Forward Commitment Contracts:
        Contracts opened................................................................                   $  4,978,907
        Contracts closed................................................................                      9,960,352
        Outstanding at December 31, 1997................................................                              0

 6.   NET INCREASE (DECREASE) FROM CAPITAL SHARE TRANSACTIONS

                                                                                          MML             MML
                                                                          MML            Money          Managed             MML
      For the Year Ended                                                 Equity          Market           Bond             Blend
      December 31, 1997                                                   Fund            Fund            Fund              Fund
      -----------------                                                  ------          ------         -------           --------
      Shares
       Reinvestment of dividends...............................         2,662,123       7,322,166        1,010,861        5,871,667
       Sales of shares.........................................         9,271,802     149,151,177        2,489,815        6,389,317
       Redemptions of shares...................................        (2,391,566)   (160,539,000)      (2,025,214)      (4,905,462)
                                                                  ---------------  --------------     ------------   --------------
       Net increase (decrease).................................         9,542,359      (4,065,657)       1,475,462        7,355,522
                                                                  ===============  ==============     ============   ==============

      Amount
       Reinvestment of dividends...............................   $    79,295,107  $    7,322,166     $ 12,205,431   $  134,231,230
       Sales of shares.........................................       316,494,460     149,151,177       30,449,264      152,709,148
       Redemptions of shares...................................       (82,014,563)   (160,539,000)     (24,651,298)    (118,326,146)
                                                                  ---------------  --------------     ------------   --------------
       Net increase (decrease).................................   $   313,775,004  $   (4,065,657)    $ 18,003,397   $  168,614,232
                                                                  ===============  ==============     ============   ==============

                                                                                          MML             MML
                                                                          MML            Money          Managed             MML
      For the Year Ended                                                 Equity          Market           Bond             Blend
      December 31, 1996                                                   Fund            Fund            Fund              Fund
      -----------------                                                  ------          ------         -------            ------
      Shares
       Reinvestment of dividends...............................         1,828,658       6,040,304          891,160        5,306,755
       Sales of shares.........................................        10,091,590     124,468,969        2,922,396        7,200,298
       Redemptions of shares...................................        (2,955,578)    (94,198,432)      (1,491,952)      (6,061,613)
                                                                  ---------------   -------------     ------------    -------------
       Net increase............................................         8,964,670      36,310,841        2,321,604        6,445,440
                                                                  ===============   =============     ============    =============
      Amount
       Reinvestment of dividends...............................   $    47,407,259   $   6,040,304     $ 10,670,172    $ 110,096,240
       Sales of shares.........................................       284,667,043     124,468,969       35,191,792      154,685,163
       Redemptions of shares...................................       (83,541,731)    (94,198,432)     (18,019,376)    (131,731,229)
                                                                  ---------------   -------------     ------------    -------------
       Net increase............................................   $   248,532,571   $  36,310,841     $ 27,842,588    $ 133,050,174
                                                                  ===============   =============     ============    =============

Report Of Independent Accountants

To the Board of Trustees and Shareholders of MML Series Investment Fund

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the MML Equity Fund, the MML Money Market Fund, the MML Managed Bond Fund and the MML Blend Fund which are components of the MML Series Investment Fund (a Massachusetts business trust), as of December 31, 1997, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the ten years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of December 31, 1997, the results of their respective operations for the year then ended, the changes in their respective net assets for each of the two years in the period then ended, and the financial highlights for each of the ten years in the period then ended, in conformity with generally accepted accounting principles.

                                             Coopers & Lybrand L.L.P.

Springfield, Massachusetts
January 30, 1998